2002 Annual Report

   Wanger U.S. Smaller Companies
   Wanger International Small Cap
   Wanger Twenty
   Wanger Foreign Forty

Photo of: 3D bar chart

                   Logo: Wanger Advisors Funds
             ---------------------------------------------
                                managed by Liberty Wanger Asset Management, L.P.

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Logo: Squirrel

            WANGER ADVISORS FUNDS
            2002 ANNUAL REPORT

    Contents

 2  Plastics
 4  Performance Review
    Wanger U.S. Smaller
    Companies
 6  Performance Review
    Wanger International
    Small Cap
 8  Performance Review
    Wanger Twenty
10  Performance Review
    Wanger Foreign Forty
12  Statement of Investments
    Wanger U.S. Smaller
    Companies
17  Statement of Investments
    Wanger International
    Small Cap
22  Portfolio Diversification
    Wanger International
    Small Cap
23  Statement of Investments
    Wanger Twenty
25  Statement of Investments
    Wanger Foreign Forty
27  Portfolio Diversification
    Wanger Foreign Forty
30  Statements of Assets
    and Liabilities
31  Statements of Operations
32  Statements of Changes in
    Net Assets
34  Financial Highlights
    Wanger U.S. Smaller
    Companies
35  Financial Highlights
    Wanger International
    Small Cap
36  Financial Highlights
    Wanger Twenty
37  Financial Highlights
    Wanger Foreign Forty
38  Notes to Financial Statements
42  Management of Wanger
    Advisors Trust



LIBERTY WANGER ASSET MANAGEMENT, L.P. ("LIBERTY WAM") IS ONE OF THE LEADING GLOBAL SMALL-CAP EQUITY MANAGERS IN THE U.S. WITH MORE THAN 30 YEARS OF SMALL-CAP INVESTMENT EXPERIENCE. LIBERTY WAM MANAGES MORE THAN $9.1 BILLION IN EQUITIES AND IS THE INVESTMENT ADVISER TO WANGER U.S. SMALLER COMPANIES, WANGER INTERNATIONAL SMALL CAP, WANGER TWENTY, WANGER FOREIGN FORTY AND THE LIBERTY ACORN FAMILY OF FUNDS.

FOR MORE COMPLETE INFORMATION ABOUT OUR FUNDS, INCLUDING THE LIBERTY ACORN FUNDS, OUR FEES, RISKS ASSOCIATED WITH INVESTING, OR EXPENSES, CALL 1-800-4-WANGER FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

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                                   Wanger Advisors Trust      2002 Annual Report
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PLASTICS

The movie "The Graduate" came out in 1967. There were several famous lines in the film, including Dustin Hoffman as Ben Braddock telling Anne Bancroft, "Mrs. Robinson, you're trying to seduce me." (Good forecast!) Another was a poolside conversation between a Mr. McGuire and Ben.

   Mr. McGuire: "Ben, I want to say just one word to you - just one word."

   Ben: "Yes sir."

   Mr. McGuire, gravely: "Plastics."

   Ben: "Exactly how do you mean?"

   Mr. McGuire: "There's a great future in plastics. Think about it. Will you think about it?"1

This instantly became the best one-liner of the decade. The question is, why was it funny? At the time, guitarist and potter were respected vocations. Looking for a means to make real money, perhaps by making plastics, was considered selling out. There was no shortage of musicians or artisans in the 60s. Most ended up stowing the guitar in an attic when a prospective spouse said, "Yeah, you're cool, but no way will I shack up with somebody who doesn't have a job. How do you intend to support our family?"

How good was the advice about plastics? In fact, from 1980 to 2001 the plastics industry expanded steadily at a rate of 3.7%, a very satisfactory growth rate. The value of shipments for the plastics industry in 2000 was $132 billion and still growing. The amount of plastic use per person in the United States has more than doubled over the last 20 years, and the rest of the world is starting to catch up. Plastics technology has improved too. The LEXAN polycarbonate shell for your laptop or cell phone is a highly sophisticated component. So, there was nothing wrong with Mr. McGuire's idea. It was a whole lot better than telling Ben to look for work in the steel, textile or coal industries.

Making good long-term forecasts is quite complicated. It's interesting to go back and find those who attempted to predict what the future might bring and see how they did. One guy who was brave enough to make a 100-year forecast was the famous economist John Maynard Keynes. He wrote an essay in 1930 called, "Economic Possibilities for our Grandchildren"2 that was bold, interesting and likely to be correct.

1930 was not a happy year. The boom of the Twenties turned into the Great Depression. The banking system was collapsing. For the next half dozen years, the problems of unemployment, stagnation and poverty seemed overwhelming. Political revolution, either fascist or communist, was a real threat. Still, Keynes looked across the decades to a time of prosperity. Using the power of compound interest, he calculated that in the year 2030 per capita GDP might well be eight times what it was in 1930, assuming stable population and no important wars. The assumption of a stable population proved to be fairly accurate in Europe, North America and Japan, and generally incorrect for most of the rest of the world. The assumption of no important wars was violated in the late 1930s but despite that unfortunate event, the 2030 projections are still on target. Per capita GDP in the United States ($22,000) is four times what it was in 1929 and another doubling in the next 28 years is certainly plausible.

Keynes' belief in future economic growth developed a concept barely over a century old at that time. He saw the great age of scientific and technological innovations as a harbinger of even greater things to come. He listed 15 areas that he believed would drive future economic growth. Power generation (coal, steam, electricity and petroleum) and materials (steel, rubber, cotton and the chemical industries) dominated his list, taking eight spots. Another three focused on machinery (automatic machinery, mass production and printing). Communication, in the form of the wireless, received just one position in the
15. He gave credit for recent advances to scientists such as Newton, Darwin and Einstein and "thousands of other things and men." He thought that future discoveries and inventions, in a peaceful society without excessive population growth, would be able to solve the economic problem of scarcity that had plagued mankind forever.

There were some interesting industries on Keynes' list that were and are important but are not areas that anyone invests in anymore, such as coal, steam, rubber and cotton. (Steam power is now confined to the innards of electrical generating plants.) The chemical industry has continued to be crucial, including the sub-sectors of pharmaceuticals, fertilizers and, of course, plastics. However, the great chemical companies of Keynes' era -- DuPont, Dow, Rohm & Haas -- have gone from being at the forefront of growth to becoming commodity-producing companies barely earning their cost of capital. Forbes recently wrote on DuPont, describing it as a low-return,

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                                   Wanger Advisors Trust      2002 Annual Report
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struggling company.3 Keynes would have undoubtedly been surprised to see the vast expansion of electronics and computers. Today when one talks about technology stocks one means primarily the computer industry, and plastics don't count. However, there are strong signs that many high-tech categories are becoming commodities too (cell phones, DRAMs, PCs).

Keynes gave very good advice. The long-term future of the world was excellent despite the horrid short-term problems of the Great Depression. Mr. McGuire was right. Plastics was a fine growth industry. Still, advising Ben to go to work for IBM would have been even better advice. Rotation continues. Once-great companies have disappeared or have become relatively unimportant - Pennsylvania Railroad, U.S. Steel, A&P, and (alas) FAO Schwartz. The total economy grows steadily, but industries and companies go through a life cycle of birth, growth, maturity and decay. The objective of small-cap and mid-cap investing is to find companies in the growth stage and get out as they mature. Sounds easy enough.

Photo of: RALPH WANGER

RALPH WANGER
Chief Investment Officer,
Liberty Wanger Asset Management, L.P.


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1 "The Graduate" is based on a book by the same name, written by Charles Webb and first published in 1963.

2 Keynes, John Maynard, Essays In Persuasion, Harcourt, Brace and Company, New York, 1932, pgs. 358 - 373.

3 Forbes, February 3, 2003, pgs. 54-60.



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                      WHO SHOULD PAY THE TAX ON DIVIDENDS?

In January, the Bush administration proposed a series of tax changes including changing the taxation of dividends. There is a plausible theory of taxation that says every stream of income should be taxed, but only once. Single-taxation is true for corporate bond interest, but not true for dividends, which are taxed first at the corporate level and then at the shareholder level. Most other countries tax dividends only once.

Bush suggested eliminating the tax to the shareholder, which we believe is better than the current approach, but not the correct solution. We feel the right way to do it is to make dividends deductible to the corporation (paid out of pre-tax income, the same way bond interest is handled). Then the shareholder getting the dividend would pay tax at his own tax rate. The administration plan to eliminate the tax at the shareholder level has some undesirable side effects. First, corporate managers have no incentive to increase dividends since their economics have not changed. Second, there would be unwelcome competition for income with the municipal bond community, the REIT industry, etc. In order to cure some of these defects, Bush's tax proposal then added on a cost-basis adjustment for undistributed profits. This would cause every shareholder to have to perform some arcane bookkeeping adjustments each year. The tax code should be simplified, not made more complex. However, it's our opinion that the basic idea of increasing dividends is terrific.

Why do we want to see more dividends? From the shareholder's point of view, a dollar of certain dividend income is more valuable than the riskier prospects for a dollar in capital gains. Second, we believe leaving the cash in the corporate treasury is unwise. In certain cases, the money is either wasted repurchasing stock at bloated prices, used for foolish capital investments, or taken by management in the form of excessive stock option grants. Returning the money to the shareholders would reduce waste and mishandling.
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PERFORMANCE REVIEW     WANGER U.S. SMALLER COMPANIES

Wanger U.S. Smaller Companies ended the year on a strong note. The Fund was up 9.59% for the fourth quarter, strongly outperforming the 6.16% gain of the Russell 2000. The fourth quarter rally was not enough to undo the declines of earlier quarters but Wanger U.S. Smaller Companies did perform better than the benchmark for the year. The Fund was off 16.81% vs. a 20.48% decline for the Russell 2000.

Annual winners for the Fund's portfolio included security company Wackenhut, which increased over 73% when acquired by Group 4 Falck early in the year. ITT Educational Services gained 28%, benefiting from growing enrollment as people looked for ways to increase job skills in this tight economy. Steris, a manufacturer of equipment sterilization devices, enjoyed a 33% gain thanks to strong growth in its hospital sales and building sales momentum in the scientific and industrial sectors. Coach, designer and retailer of leather accessories, benefited from well-received extensions to its product line, increasing 63% in 2002. Chelsea Property, an owner and operator of outlet malls, increased 45% as a joint venture in Japan took off. Retailer Steven Madden posted a 28% gain on strong sales of its trend-setting footwear.

The worst performer for the year was auto-lender AmeriCredit. While we believe company fundamentals are sound, industry-wide concerns and the negative impact of a stock offering late in the year crushed its stock price. Dynegy, a competitor of Enron's in the energy trading business, collapsed mid-year to nearly nothing. We took our losses and sold the stock. Nursing home operator Beverly Enterprises declined as lawsuit furor in the industry made it necessary to build liability reserves, hurting the companybottom line. Fearing continued lawsuit pressure, we sold the Fund's position. JDA Software dropped as orders for its retailing software slowed in response to the weak economy. NDCHealth, a provider of drug marketing services, suffered along with pharmaceutical manufacturers as pharmaceutical sales slowed in the year.

In December 1999, Amazon.com CEO Jeff Bezos was named Time magazine's Person of the Year. Talk about bad `Timing!' One year later, the NASDAQ was 39% lower and Amazon's own stock price had tumbled 80%. This past December, Time selected three corporate whistle blowers as its Persons of the Year 2002. Hmm... We already learned the lesson that when CEOs ruled the world and graced the covers of our national newsmagazines, it was a bad time to buy stocks. Is it possible that today, when CEOs are doing perp walks and corporate vigilantes are our new cover girls, we all should be buying stocks?




Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 12/31/02, the Fund's positions in the holdings mentioned were: Wackenhut, 0.0%; ITT Educational Services, 5.3%; Steris, 3.3%; Coach, 0.9%; Chelsea Property, 1.1%; Steven Madden, 1.8%; AmeriCredit, 1.5%; Dynegy, 0.0%; Beverly Enterprises, 0.0%; JDA Software, 1.9%; NDCHealth, 1.5%.

Photo of: ROBERT A. MOHN

ROBERT A. MOHN
Portfolio Manager

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                                   Wanger Advisors Trust      2002 Annual Report
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VALUE OF A $10,000 INVESTMENT IN
WANGER U.S. SMALLER COMPANIES*

TOTAL RETURN FOR EACH PERIOD
MAY 3, 1995 THROUGH DECEMBER 31, 2002

LINE CHART:
        AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------
  1 Year    3 Years   5 Years  Life of fund
  -16.81%   -5.23%     2.95%      12.96%

                      Wanger U.S. Smaller Companies          Russell 2000

5/3/95                                       $9,870             $10,179.4
6/30/95                                      10,770              10,707.5
                                             11,560              11,324.3
                                             11,940              11,558.6
9/30/95                                      12,060                11,765
                                             11,380              11,238.8
                                             11,640                11,711
12/31/95                                     11,600              12,019.9
                                             11,950              12,007.1
                                             12,580              12,381.3
3/31/96                                    13,296.8              12,633.3
                                           14,689.6              13,308.8
                                           15,471.1              13,833.3
6/30/96                                    15,350.9              13,265.3
                                           14,529.2              12,106.6
                                           15,090.4              12,809.4
9/30/96                                    15,791.8              13,310.1
                                             15,902                13,105
                                           16,423.1                13,645
12/31/96                                   17,004.2              14,002.6
                                           17,475.2              14,282.4
                                           16,994.2              13,936.1
3/31/97                                    16,365.5              13,278.5
                                           16,355.3              13,315.5
                                           17,985.7              14,796.9
6/30/97                                    19,093.1                15,431
                                           20,200.6              16,149.1
                                             20,703              16,518.6
9/30/97                                    22,394.9              17,727.7
                                             21,995              16,948.9
                                           21,892.5              16,839.2
12/31/97                                   22,005.3                17,134
                                           21,554.1              16,863.6
                                           23,379.3              18,110.6
3/31/98                                    24,865.1              18,857.5
                                           25,803.2              18,961.8
                                           24,886.7              17,940.6
6/30/98                                    25,361.1              17,978.3
                                           23,959.3              16,522.9
                                           20,357.9              13,314.5
9/30/98                                    20,875.5              14,356.5
                                           21,597.9                14,942
                                           22,600.7              15,724.8
12/31/98                                   23,916.2              16,697.8
                                           23,452.6              16,919.8
                                           22,223.3              15,549.3
3/31/99                                    22,387.9              15,792.1
                                           24,320.6              17,207.2
                                           25,004.8              17,458.6
6/30/99                                    26,374.5                18,248
                                             27,216              17,747.3
                                           25,677.3              17,090.5
9/30/99                                    25,388.8              17,094.2
                                           26,939.5              17,163.5
                                           28,201.8              18,188.3
12/31/99                                   29,908.8              20,247.2
                                             28,911                19,922
                                             30,029              23,211.9
3/31/00                                    29,076.9              21,681.5
                                           26,163.7              20,376.8
                                           24,858.3              19,189.2
6/30/00                                    25,545.4                20,862
                                           25,174.3              20,190.8
                                           26,672.2              21,731.4
9/30/00                                    26,740.9              21,092.7
                                           26,768.4              20,151.1
                                           25,146.9              18,082.6
12/31/00                                   27,469.2              19,635.5
                                           27,936.4              20,657.8
                                           27,469.2              19,302.4
3/31/01                                    26,306.2              18,358.2
                                           29,276.5              19,794.3
                                           30,472.8              20,280.9
6/30/01                                    31,669.2              20,981.2
                                           31,710.5              19,845.5
                                           30,307.8              19,204.5
9/30/01                                    26,567.5              16,619.3
                                           27,213.8              17,591.9
                                           28,987.7              18,953.8
12/31/01                                   30,596.6              20,123.7
                                           30,527.8              19,914.4
                                             29,634              19,368.6
3/31/02                                    32,219.2              20,925.3
                                           32,246.8                21,116
                                           30,651.6              20,178.8
6/30/02                                    28,753.9              19,177.6
                                           25,027.3              16,281.2
                                           24,958.6              16,239.7
9/30/02                                    23,225.9              15,073.5
                                             24,546              15,556.8
                                           26,498.7              16,945.1
12/31/02                                   25,453.6              16,001.6


This graph compares the results of $10,000 invested in Wanger U.S. Smaller Companies on May 3,1995 (the date the Fund began operations) through December 31, 2002 with the Russell 2000. Dividends and capital gains are reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Wanger U.S. Smaller Companies is a diversified fund that invests primarily in the stocks of small- and medium-size U.S. companies. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

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RESULTS AS OF DECEMBER 31, 2002


                               4th quarter      1 year
WANGER U.S. SMALLER COMPANIES       9.59%       -16.81%
Russell 2000                        6.16        -20.48
S&P MidCap 400                      5.83        -14.51
S&P 500                             8.44        -22.10

N.A.V. AS OF 12/31/02: $18.51

*Wanger U.S. Small Cap was renamed Wanger U.S. Smaller Companies on May 1, 2002.

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Portfolio holdings will vary in the future.


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TOP 5 INDUSTRIES
As a % of net assets, as of 12/31/02
Information                                  32.2%
Health Care                                  20.7
Consumer Goods/Services                      13.7
Finance                                      11.2
Industrial Goods/Services                     6.2


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TOP 10 HOLDINGS
As a % of net assets, as of 12/31/02

1. Lincare Holdings             5.8%
Home Health Care Services

2. ITT Educational Services     5.3%
Technology-oriented
Post Secondary Degree
Programs

3. First Health Group           4.5%
PPO Network

4. Kronos                       3.6%
Labor Management Solutions

5. Steris                       3.3%
Sterilization Devices

6. Commonwealth
Telephone                       2.7%
Rural Phone Franchises & CLEC

7. Micros Systems               2.1%
Information Systems for
Restaurants & Hotels

8. Salem Communications         2.1%
Radio Stations for Religious
Programming

9. Equitable Resources          1.9%
Natural Gas Utility & Producer

10. JDA Software                1.9%
Application/Software &
Services for Retailers

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Logo: Squirrel

PERFORMANCE REVIEW    WANGER INTERNATIONAL SMALL CAP


Wanger International Small Cap closed 2002 with a 6.67% bounce for the fourth quarter. Making some money was welcome after the unrelenting market declines of last summer, and the bounce trimmed the Fund's loss for the year a bit as well. The Fund's 13.83% drop for the annual period was better than the large-cap oriented MSCI EAFE Index, off 15.94%, but worse than the Fund's smaller cap benchmark, the SSB EMI Global ex-U.S. Index, which only slid 6.89%.

Of the best performing stocks in the Fund this year, two of the top three were from Canada. AltaGas Services, a natural gas gatherer and processor, has benefited from the rise in power prices and strong earnings and sales growth. The stock price was up 33% for the year. Patheon, a contract manufacturer of pharmaceuticals, was another good Canadian holding for the Fund, up 30% on both strong earnings and well-received acquisition efforts. Outside of Canada, topping the list this year was Anglo Irish Bank, a small business and middle-market bank in Ireland, up 85%. This niche, small business bank continues to take market share away from its larger competitors. Instrumentarium, a manufacturer of anesthesia and critical care equipment in Finland, was acquired in late December and finished the year up 80%.

The biggest detractors from Fund performance for the year were good quality stocks caught in weak markets. Off 71%, ASE Test, a packaging and test services company for the semiconductor industry, was down with the market for semiconductors. St. James Place, a company that specializes in life insurance policies and equity savings products in the UK, was off 50% due to the weak financial markets. Investors were less inclined to invest in equity savings products, causing the share price to fall. Fininfo, a provider of data feeds to banks and brokers in France, was down 54% on both the weak demand for business information in the down markets and weak business spending.

In many respects, we consider the current environment to be a mirror image of 1999. Our mood then was ebullient and our valuation models were stretched. Today our mood is muted and our valuation models have room for error. We don't expect the bull's return anytime soon, but we think the bear must be getting tired by now. We continue to believe that discipline and teamwork should pay off in a world where stock picking is king.



Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 12/31/02 the Fund's positions in the holdings mentioned were: AltaGas Services, 1.5%; Patheon, 1.4%; Anglo Irish Bank, 1.0%; Instrumentarium, 0.6%; ASE Test, 1.0%; St. James Place, 0.0%; Fininfo, 0.7%.

Photo of: TODD M. NARTER
Photo of: CHRISTOPHER J. OLSON

TODD M. NARTER
Co-Portfolio Manager

CHRISTOPHER J. OLSON
Co-Portfolio Manager

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VALUE OF A $10,000 INVESTMENT IN
WANGER INTERNATIONAL SMALL CAP

TOTAL RETURN FOR EACH PERIOD
MAY 3, 1995 THROUGH DECEMBER 31, 2002

LINE CHART:
           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------
   1 Year   3 Years   5 Years  Life of fund
   -13.83%  -21.19%    5.21%      11.19%

                     Wanger International Small Cap  SSB EMI Global ex-US

5/3/95                                      $10,000               $10,000
5/31/95                                      10,790                10,000
6/30/95                                      10,970              9,889.52
                                             11,910              10,443.6
                                             12,290              10,196.5
9/30/95                                      12,910              10,265.1
                                             12,700              9,958.24
                                             12,660                10,044
12/31/95                                     13,450              10,421.5
                                             14,260              10,667.4
                                             15,170                10,792
3/31/96                                    15,499.1              11,019.5
                                             16,251              11,587.8
                                           16,782.4                11,497
6/30/96                                    17,183.4              11,491.6
                                           16,722.2              11,045.5
                                             17,023              11,155.1
9/30/96                                      17,023              11,217.3
                                           17,183.4              11,145.9
                                           17,704.7              11,338.3
12/31/96                                   17,754.8              11,051.5
                                           18,246.1              10,892.4
                                           18,687.2              11,111.1
3/31/97                                    18,357.5                10,973
                                           18,203.6                10,824
                                           18,983.4              11,462.3
6/30/97                                    19,568.3              11,753.3
                                             19,558              11,639.9
                                           18,460.1              11,130.5
9/30/97                                    19,363.1              11,308.5
                                           18,388.3              10,760.2
                                           17,967.5              10,261.7
12/31/97                                   17,495.5              10,048.2
                                             18,142              10,363.6
                                           19,588.8              11,147.3
3/31/98                                    21,306.5              11,686.3
                                           21,866.7              11,780.8
                                           21,887.4              11,880.9
6/30/98                                    21,410.2              11,462.2
                                             21,099              11,389.7
                                           17,904.1              9,892.94
9/30/98                                    17,437.3              9,673.65
                                           18,101.2              10,340.2
                                           19,605.3              10,696.5
12/31/98                                   20,352.2              10,923.1
                                           20,694.5                10,847
                                             20,570              10,643.8
3/31/99                                    21,564.1              11,104.9
                                           23,399.8              11,782.2
                                           23,726.9              11,492.6
6/30/99                                    25,404.3              11,939.7
                                           27,556.5              12,324.9
                                             28,928              12,541.8
9/30/99                                    29,265.6              12,484.8
                                           30,088.5              12,370.9
                                           36,175.8              12,815.9
12/31/99                                   46,071.7              13,688.2
                                           46,799.6              13,427.3
                                           56,294.6              13,943.9
3/31/00                                    54,788.8              14,005.8
                                           46,480.7              13,086.1
                                           42,600.5              12,812.5
6/30/00                                      44,628              13,590.7
                                             43,055              13,140.4
                                           45,583.5              13,516.6
9/30/00                                      41,179              12,822.6
                                           36,797.7              12,046.8
                                           33,453.5              11,515.9
12/31/00                                   33,243.8                11,966
                                           34,910.1              12,188.8
                                           32,556.3              11,715.2
3/31/01                                    29,861.7              10,807.9
                                           30,388.6              11,515.3
                                           31,170.4              11,492.1
6/30/01                                    29,742.8              11,102.3
                                           28,026.2              10,776.7
                                           27,907.2              10,747.1
9/30/01                                    23,692.2              9,347.86
                                             24,780              9,727.68
                                           25,748.7              10,127.6
12/31/01                                   26,173.6                10,211
                                           25,714.8              10,026.1
                                           25,357.8              10,193.9
3/31/02                                    27,006.4              10,858.1
                                           28,179.2              11,084.2
                                           28,485.1              11,438.9
6/30/02                                    27,635.3              10,992.8
                                             24,729              10,053.2
                                           23,743.2              9,992.45
9/30/02                                    21,142.9              9,070.53
                                           21,414.8              9,275.51
                                           22,332.6              9,622.17
12/31/02                                   22,553.5              9,507.62


This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3,1995 (the date the Fund began operations) through December 31, 2002 with the SSB EMIGlobal ex US. Dividends and capital gains are reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Wanger International Small Cap is a diversified fund that invests primarily in the stocks of non-U.S. companies with capitalizations of less than $2 billion. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information and currency exchange rate fluctuations.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

--------------------------------------------------------------------------------
RESULTS TO DECEMBER 31, 2002

                                4th quarter  1 year
WANGER INTERNATIONAL
  SMALL CAP                         6.67%   -13.83%
SSB EMI Global ex-US                4.82     -6.89
MSCI EAFE                           6.45    -15.94
Lipper International
  Small Cap Funds Index             3.02     -7.95
Lipper International
  Funds Index                       6.64    -13.83

N.A.V. AS OF 12/31/02: $13.27

The SSB EMI Global ex-US is an index of the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. The Lipper International Small Cap Funds Index is made up of the 10 largest non-U.S. funds investing in small-cap companies. The Lipper International Funds Index consists of the 30 largest non-U.S. funds, not including non-U.S. small cap funds. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Portfolio holdings will vary in the future.

--------------------------------------------------------------------------------
TOP 5 COUNTRIES
As a % of net assets, as of 12/31/02
United Kingdom                                14.3%
Japan                                         12.2
Germany                                        8.3
Netherlands                                    7.9
Hong Kong                                      7.1

--------------------------------------------------------------------------------
TOP 10 HOLDINGS
As a % of net assets, as of 12/31/02

1. Central European
Distribution                        1.6%
Spirits & Wine
Distribution - United States
2. Fuji Seal                        1.6%
Packaging Materials &
Machinery - Japan
3. Fugro                            1.6%
Survey & GPS
Services - Netherlands
4. Zapf Creation                    1.5%
Toy Manufacturer - Germany
5. AltaGas Services                 1.5%
Natural Gas Gatherer &
Processor - Canada
6. Bacou Dalloz                     1.5%
Safety Equipment - France
7. Patheon                          1.4%
Pharmaceuticals - Canada
8. ARRK                             1.4%
Prototypes & Moulds - Japan
9. OPG Groep                        1.4%
Pharmaceutical Wholesaler
& Retailer - Netherlands
10. Lindex                          1.4%
Ladies & Children's
Wear - Sweden

                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------

Logo: Squirrel

PERFORMANCE REVIEW     WANGER TWENTY

Wanger Twenty gained 5.97% during the quarter, ahead of the S&P MidCap 400's 5.83% return but behind the S&P 500's 8.44% increase. For 2002, the Fund finished a difficult year down 7.62%, considerably ahead of the S&P MidCap 400's 14.51% loss and the S&P 500's 22.10% drop. We are never happy with a losing year, but on a relative basis the Fund did quite well.

Boston Scientific followed 2001's 75% return with a 76% gain in 2002. Favorable legal rulings solidified its position in the emerging drug-eluting stent market. Boston Scientific should see explosive growth in sales and earnings in 2004. The stock's current valuation reflects a scenario with little room for error, and after nearly tripling the Fund's money since August 2000, we sold the stock in early 2003 to search for new stocks with better risk/return characteristics. Fidelity National Financial, the country's largest title insurer, returned 26% for the Fund since our purchase early last year due to robust growth in home purchases and mortgage refinancings given the current low interest rate environment. Like Boston Scientific, we believe the stock is fully valued and have sold the Fund's position in the new year.

During the fourth quarter, the Fund sold its long held position in H&R Block for a 17% year-to-sale loss. H&R Block's business has been increasingly targeted for class action lawsuits surrounding its controversial refund anticipation loan program. While these lawsuits today appear manageable, our initial analysis dramatically underestimated the magnitude and frequency of possible future adverse judgements. In addition, our confidence in management diminished considerably following their limited, initial disclosure of pending class action lawsuits against the company. The other significant dollar loss in the Fund came from Liberty Media, down 36% for the year. In Liberty's case, we have high conviction that management will continue to build business value through both private and public investments. We consider the stock at current levels to be one of the most attractively valued securities in the Fund and accordingly, it is Wanger Twenty's second largest position.

It is never easy to take a loss, but our outstanding team of analysts is working hard to provide positive returns over a long period with, most importantly, below average risk. I am very grateful to Ralph Wanger, Chuck McQuaid, Rob Mohn, Jason Selch, Ben Andrews, Susie Hultquist, Harold Lichtenstein, Grant McKay, Rob Chalupnik, Todd Griesbach, and David Frank for all their help with the Fund and for providing compelling stock ideas. Thanks also to traders Deb Wolfe, Shelley Maish, and Mike Olah. Finally, we thank you for your continued investment in Wanger Twenty.



Wanger Twenty is a non-diversified fund. The performance of each of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies.

As of 12/31/02, the Fund's positions in the holdings mentioned were: Boston Scientific, 3.3%; Fidelity National Financial, 2.9%; H&R Block, 0.0%; Liberty Media, 7.1%.


Photo of: JOHN H. PARK

JOHN H. PARK
Portfolio Manager

                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------

VALUE OF A $10,000 INVESTMENT IN
WANGER TWENTY

TOTAL RETURN FOR THE PERIOD
FEBRUARY 1, 1999 THROUGH DECEMBER 31, 2002

LINE CHART:
     AVERAGE ANNUAL TOTAL RETURN
------------------------------------
  1 Year    3 Years     Life of fund
  -7.62%     3.32%        10.56%


                                      Wanger Twenty        S&P MidCap 400

2/1/99                                      $10,000               $10,000
2/28/99                                       9,750               9,476.4
3/31/99                                      10,530               9,741.2
                                             12,150              10,509.5
                                             12,220              10,555.1
6/30/99                                      12,530              11,120.2
                                             12,510              10,883.9
                                             11,420              10,510.9
9/30/99                                      11,410              10,186.3
                                             12,250              10,705.4
                                             12,510              11,267.2
12/31/99                                     13,430              11,936.9
                                             13,090              11,600.7
                                             13,100              12,412.6
3/31/00                                    13,696.7              13,451.5
                                           13,049.5              12,981.8
                                           12,694.5              12,819.8
6/30/00                                      13,822              13,008.1
                                           13,404.4              13,213.6
                                           14,782.4              14,688.9
9/30/00                                    15,064.3              14,588.3
                                           15,126.9              14,093.6
                                           13,748.9              13,029.8
12/31/00                                   14,698.9              14,026.6
                                           15,231.3                14,339
                                           14,312.6              13,520.7
3/31/01                                    13,790.7              12,515.5
                                           14,761.5              13,896.1
                                             15,555              14,219.7
6/30/01                                    15,220.9              14,162.3
                                           15,053.9              13,951.4
                                           14,427.5                13,495
9/30/01                                    13,592.3              11,816.4
                                           13,895.1              12,339.1
                                           15,387.9                13,257
12/31/01                                   16,035.2              13,941.9
                                           15,763.8              13,869.5
                                           15,398.4              13,886.5
3/31/02                                    15,920.3              14,879.2
                                           15,043.4              14,809.6
                                           15,481.9              14,559.9
6/30/02                                    15,210.5              13,494.2
                                           14,302.2              12,187.1
                                           14,698.9              12,248.4
9/30/02                                    13,978.6              11,261.6
                                           14,813.8              11,749.6
                                           15,450.6              12,429.3
12/31/02                                   14,813.8              11,918.6

This graph compares the results of $10,000 invested in Wanger Twenty on February 1, 1999 (the date the Fund began operations) through December 31, 2002, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Part of the performance shown is due to the Fund's purchase of securities in IPOs. The impact of IPO purchases declines as a Fund grows large. Wanger Twenty is a non-diversified fund that invests primarily in the stocks of medium- to larger-size U.S. companies. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Twenty's total return and may make the fund's returns more volatile than a more diversified fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

--------------------------------------------------------------------------------

RESULTS TO DECEMBER 31, 2002

                                 4th quarter    1 year
WANGER TWENTY                        5.97%       -7.62%
S&P MidCap 400                       5.83       -14.51
S&P 500                              8.44       -22.10
Lipper Mid-Cap Growth Funds Index    4.70       -28.47

N.A.V. AS OF 12/31/02: $14.19

The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. The Lipper Mid-Cap Growth Funds Index measures the performance of the 30 largest mid-cap growth funds tracked by Lipper. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Portfolio holdings will vary in the future.


--------------------------------------------------------------------------------
TOP 5 INDUSTRIES
As a % of net assets, as of 12/31/02
Information                                   29.4%
Health Care                                   26.3
Finance                                       20.2
Consumer Goods/Services                       13.2
Industrial Goods                               6.0


--------------------------------------------------------------------------------

TOP 10 HOLDINGS
As a % of net assets, as of 12/31/02

1. First Health Group               7.5%
PPO Network
2. Liberty Media                    7.1%
CATV & Satellite Dish
Programming
3. International Game
Technology                          6.4%
Slot Machines & Progressive
Jackpots
4. Expeditors International
of Washington                       6.0%
International Freight Forwarder
5. Synopsys                         5.7%
Software for Designing
Semiconductor Chips
6. Markel                           5.5%
Specialty Insurance
7. TCF Financial                    5.0%
Great Lakes Bank
8. Associated
Banc-Corp                           4.8%
Midwest Bank
9. Guidant                          4.7%
Stents, Defibrillators & other
Cardiac Medical Devices
10. IMS Health                      4.3%
Prescription Data to
Pharmaceutical Industry

                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------

Logo: Squirrel

PERFORMANCE REVIEW     WANGER FOREIGN FORTY

Wanger Foreign Forty ended the year on a positive note, up 3.57% for the fourth quarter. The Fund's benchmark, the SSB World ex-US Cap Range $2-$10B Index, was up 3.95% and the MSCI EAFE Index increased 6.45% in the quarter. The Fund finished the year down 15.29%, ahead of MSCI EAFE, off 15.94%, but behind the SSB World ex-US Cap Range $2-$10B's 9.18% decline.

Business spending continued to be down in 2002 but consumer spending remained strong and helped offset some of the weakness in equity markets. Mortgage activity, especially in the UK and Ireland, reached historic highs as refinancings and new home purchases showed no signs of slowing down. One major beneficiary of this was Irish Life & Permanent. The strong mortgage market and new savings incentives initiated by the Irish government helped push the share price up 9%. The company has also been buying back shares. The Fund's best performer this year was another Irish financial name, Anglo Irish Bank. This niche, small business bank continues to take market share away from its larger competitors. For the year, the stock returned 75% in Wanger Foreign Forty.

The rapid deceleration in telecommunications spending took its toll on Amdocs, the Fund's biggest loser for the year. Amdocs has a 20-year track record of providing excellent billing software and customer care services to communications providers around the globe. However, the company's substantial cash position and solid technology were not enough to combat the weak spending environment. Shortly after management preannounced weak earnings, the share price declined 79%.

Other stocks that dragged down performance included Computershare, a share registry service based in Australia. The company was hurt by a decrease in corporate actions during the year and fell 50% after a profit warning. Nintendo, a manufacturer of video games and equipment in Japan, was down 47% for the year. The yen strengthened against the dollar, which translated into higher costs and lower revenues for Nintendo. The share price was also hurt by the company's slow release of new game titles.

It's impossible to say when the equity markets will recover. While valuations look reasonable, especially in Europe, the uncertainty created by possible military action in the Middle East will likely result in more market volatility. We will continue to look for opportunities to upgrade the holdings in the portfolio with stocks that represent better values.



As of 2/1/02 Wanger Foreign Forty became a diversified fund. Prior to that, Wanger Foreign Forty was a non-diversified fund, meaning that the performance of its holdings would have a greater impact on its total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 12/31/02, the Fund's positions in the holdings mentioned were: Irish Life & Permanent, 1.5%; Anglo Irish Bank, 3.0%; Amdocs, 0.0%; Computershare, 0.0%; Nintendo, 0.0%.

Photo of: TODD M. NARTER
Photo of: CHRISTOPHER J. OLSON


TODD M. NARTER
Co-Portfolio Manager

CHRISTOPHER J. OLSON
Co-Portfolio Manager

                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------

VALUE OF A $10,000 INVESTMENT IN
WANGER FOREIGN FORTY

TOTAL RETURN FOR THE PERIOD
FEBRUARY 1, 1999 THROUGH DECEMBER 31, 2002

LINE CHART:
    AVERAGE ANNUAL TOTAL RETURN
----------------------------------
  1 Year    3 Years   Life of fund
  -15.29%   -15.10%      3.06%

                                                      SSB World ex US Cap
                              Wanger Foreign Forty          Range $2-$10B

2/1/99                                      $10,000               $10,000
2/28/99                                      10,020               9,749.8
3/31/99                                      10,190              10,135.2
                                             10,620              10,700.9
                                             10,480              10,249.1
6/30/99                                      11,350              10,623.5
                                             11,650              11,020.5
                                             11,800              11,144.4
9/30/99                                      11,650              11,183.3
                                             12,160              11,188.5
                                             14,530              11,507.9
12/31/99                                     18,390              12,387.9
                                             17,890              11,789.1
                                             21,580              11,940.8
3/31/00                                      20,853              12,298.7
                                           20,915.8                11,806
                                           19,303.7              11,615.9
6/30/00                                    20,193.5              12,231.9
                                           19,816.6              11,836.4
                                           20,863.4              12,208.1
9/30/00                                    19,827.1              11,802.4
                                             19,356              11,436.7
                                           17,042.5              11,096.1
12/31/00                                   18,099.8              11,637.7
                                           18,884.9              11,579.9
                                           16,812.2              11,159.3
3/31/01                                    14,664.2              10,288.7
                                           15,748.3              11,048.3
                                           15,702.7              10,953.9
6/30/01                                    15,052.2              10,668.9
                                           14,333.2              10,401.2
                                           14,082.2              10,306.9
9/30/01                                    11,811.2               9,109.7
                                           12,404.6               9,475.6
                                             12,941               9,814.3
12/31/01                                   13,283.4               9,835.5
                                           12,655.7               9,545.1
                                           12,495.9               9,690.4
3/31/02                                    12,918.2              10,244.8
                                           13,237.7              10,432.4
                                           13,351.8              10,763.9
6/30/02                                    12,906.8              10,390.2
                                           11,537.3               9,459.7
                                           11,731.3               9,437.3
9/30/02                                      10,864               8,592.9
                                           10,898.3               8,746.3
                                           11,217.8               9,191.7
12/31/02                                     11,252               8,932.6


This graph compares the results of $10,000 invested in Wanger Foreign Forty on February 1, 1999 (the date the Fund began operations) through December 31, 2002, to the SSB World ex US Cap Range $2-$10B Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Wanger Foreign Forty is a non-diversified fund that invests in the stocks of medium- to larger-size companies with market capitalizations of $2 to $25 billion. Prior to 2/1/02, Wanger Foreign Forty was a non-diversified fund, meaning that the performance of its holdings would have a greater impact on Wanger Foreign Forty's total return and may make the fund's returns more volatile than a more diversified international fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

--------------------------------------------------------------------------------
RESULTS TO DECEMBER 31, 2002

                               4th quarter        1 year
WANGER FOREIGN FORTY                3.57%        -15.29%
SSB World ex U.S.
  Cap Range $2-10B                  3.95          -9.18
MSCI EAFE                           6.45         -15.94

N.A.V. AS OF 12/31/02: $9.86

MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in Europe, Australia and the Far East. The SSB World ex U.S. Cap Range $2-10B Index is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Portfolio holdings will vary in the future.


--------------------------------------------------------------------------------
TOP 5 COUNTRIES
As a % of net assets, as of 12/31/02
United Kingdom                               17.6%
Switzerland                                  14.5
Japan                                         9.3
Ireland                                       9.3
France                                        8.1


--------------------------------------------------------------------------------
TOP 10 HOLDINGS
As a % of net assets, as of 12/31/02

1. Synthes-Stratec                  4.9%
Products for Orthopedic
Surgery - Switzerland
2. Kerry Group                      4.7%
Specialty Food Ingredient
Company - Ireland
3. Rhoen-Klinikum                   4.1%
Hospital Management - Germany
4. Orkla                            4.1%
Diversified Consumer Goods
- Norway
5. Oriental Land                    4.0%
Disney Theme Park Operator -
Japan
6. Kaba Holdings                    3.8%
Building Security Systems
- Switzerland
7. Talisman Energy                  3.5%
Oil & Gas Producer - Canada
8. Lion Nathan                      3.4%
Beer Brewer/Distributor
- Australia
9. Exel                             3.1%
Global Freight Forwarding
- United Kingdom
10. Anglo Irish Bank                3.0%
Corporate Lending &
Private Banking - Ireland

                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------

WANGER U.S. SMALLER COMPANIES
                                      STATEMENT OF INVESTMENTS DECEMBER 31, 2002

----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares
           COMMON STOCKS-91.6%

           INFORMATION-32.2%
----------------------------------------------------------------------------------------
           TELEVISION PROGRAMMING-1.5%
  620,000  Mediacom Communications (b)                                        $5,462,200
           Cable Television Franchises
  138,500  Gray Television                                                     1,350,375
           Mid Market Affiliated TV Stations
----------------------------------------------------------------------------------------
                                                                               6,812,575

----------------------------------------------------------------------------------------
           RADIO-2.3%
  395,900  Salem Communications (b)                                            9,885,623
           Radio Stations for Religious Programming
   80,000  Cumulus Media, Cl. A (b)                                            1,189,600
           Radio Stations in Small Cities
----------------------------------------------------------------------------------------
                                                                              11,075,223

----------------------------------------------------------------------------------------
           TELECOMMUNICATIONS/WIRELINE COMMUNICATIONS-2.7%
  356,300  Commonwealth Telephone (b)                                         12,769,792
           Rural Phone Franchises & CLEC

----------------------------------------------------------------------------------------
           MOBILE COMMUNICATIONS-2.2%
  660,000  Western Wireless (b)                                                3,498,000
           Rural Cellular Phone Franchises
  351,750  COMARCO (b)                                                         3,042,638
           Wireless Network Testing
   56,000  Telephone and Data Systems                                          2,633,120
           Cellular & Telephone Services
  355,000  Crown Castle International (b)                                      1,331,250
           Communication Towers in USA & UK
----------------------------------------------------------------------------------------
                                                                              10,505,008

----------------------------------------------------------------------------------------
           TELECOMMUNICATIONS EQUIPMENT-0.2%
  347,800  Aspect Telecommunications (b)                                         987,752
           Call Center Equipment

----------------------------------------------------------------------------------------
           BUSINESS INFORMATION/MARKETING SERVICES/
           MARKETING-2.6%
  153,700  Getty Images (b)                                                    4,695,535
           Photographs for Publications & Electronic Media
  580,000  Navigant Consulting (b)                                             3,422,000
           Consulting Firm
  192,900  Information Holdings (b)                                            2,993,808
           Scientific & Medical Publications, Patent Information


----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares
           BUSINESS INFORMATION/MARKETING SERVICES/
           MARKETING-2.6% (CONT)
  125,000  Rainbow Technologies (b)                                             $896,250
           Computer Network Security Products
   54,100  InfoUSA (b)                                                           268,877
           Business Data for Sales Leads
----------------------------------------------------------------------------------------
                                                                              12,276,470

----------------------------------------------------------------------------------------
           BUSINESS/CONSUMER SOFTWARE-13.0%
  455,550  Kronos (b)                                                         16,850,795
           Labor Management Solutions
  442,900  Micros Systems (b)                                                  9,929,818
           Information Systems for Restaurants & Hotels
  920,000  JDA Software (b)                                                    8,887,200
           Applications/Software & Services for Retailers
  425,000  JD Edwards (b)                                                      4,794,000
           Mid Market ERP & Supply Chain Software
1,320,000  Novell (b)                                                          4,408,800
           Directory, Identity Management & Authorization Software
  334,800  MRO Software (b)                                                    4,066,146
           Enterprise Management Software
  450,000  Mapics (b)                                                          3,127,500
           Mid Market ERP Software
  535,000  Multex.Com (b)                                                      2,247,000
           Provider Of Investment Info To Institutions & Individuals
  480,000  E.Piphany (b)                                                       2,001,600
           CRM Software
  141,800  Group 1 Software (b)                                                1,694,510
           Address Verification Software
   90,000  SPSS (b)                                                            1,259,100
           Statistical Analysis Software
   68,000  Activision (b)                                                        992,120
           Entertainment Software
   72,500  THQ (b)                                                               960,625
           Entertainment Software
----------------------------------------------------------------------------------------
                                                                              61,219,214

----------------------------------------------------------------------------------------
           TRANSACTION PROCESSORS-2.2%
  273,440  Global Payments                                                     8,752,814
           Credit Card Processor

See accompanying notes to financial statements.

                                       12


                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------

WANGER U.S. SMALLER COMPANIES
                                      STATEMENT OF INVESTMENTS DECEMBER 31, 2002
----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares

----------------------------------------------------------------------------------------
           TRANSACTION PROCESSORS-2.2% (CONT)
  206,000  Euronet Worldwide (b)                                              $1,547,060
           ATM Processor
----------------------------------------------------------------------------------------
                                                                              10,299,874

----------------------------------------------------------------------------------------
           COMPUTER HARDWARE/RELATED SYSTEMS-1.3%
  415,800  Seachange International (b)                                         2,557,170
           Systems for Video on Demand & Ad Insertion
   31,600  Zebra Technologies (b)                                              1,810,680
           Bar Code Printing Hardware, Supplies & Software
  301,205  SensAble Technologies (b)                                           1,000,001
           Sensory Devices for Computer Based Sculpting
   35,000  Applied Films (b)                                                     699,650
           Thin-Film Glass Coating Equipment
----------------------------------------------------------------------------------------
                                                                               6,067,501

----------------------------------------------------------------------------------------
           SEMICONDUCTORS/RELATED EQUIPMENT-0.8%
  135,000  Integrated Circuit Systems (b)                                      2,463,750
           Silicon Timing Devices
   95,900  IXYS (b)                                                              677,054
           Power Semiconductors
   68,600  Microsemi (b)                                                         417,774
           Analog/Mixed Signal Semiconductors
----------------------------------------------------------------------------------------
                                                                               3,558,578

----------------------------------------------------------------------------------------
           GAMING EQUIPMENT-0.1%
   35,000  Shuffle Master (b)                                                    668,850
           Card Shufflers, Casino Games & Slot Machines

----------------------------------------------------------------------------------------
           INSTRUMENTATION-1.3%
  288,000  Tektronix (b)                                                       5,238,720
           Analytical Instruments
   25,000  Mettler Toledo (b)                                                    801,500
           Laboratory Equipment
----------------------------------------------------------------------------------------
                                                                               6,040,220

----------------------------------------------------------------------------------------
           COMPUTER SERVICES-2.0%
  753,000  RCM Technologies (b)(c)                                             2,944,230
           Technology Staffing Services
  170,000  Pomeroy Computer Resources (b)                                      1,989,000
           Network Integration Services


----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares

----------------------------------------------------------------------------------------
           COMPUTER SERVICES-2.0% (CONT)
  670,000  AnswerThink Consulting (b)                                         $1,675,000
           IT Integrator for Fortune 2000
  137,000  American Management Systems (b)                                     1,642,630
           Software Development Services
  149,700  Ciber (b)                                                             770,955
           Software Services & Staffing
  256,600  Analysts International (b)                                            508,068
           Technology Staffing Services
----------------------------------------------------------------------------------------
                                                                               9,529,883

----------------------------------------------------------------------------------------
           INFORMATION-TOTAL                                                 151,810,940

           HEALTH CARE-20.7%
----------------------------------------------------------------------------------------
           BIOTECHNOLOGY/DRUG DELIVERY-2.1%
  540,000  Inhale Therapeutic Systems (b)                                      4,363,200
           Pulmonary Drug Delivery
  198,000  Enzon (b)                                                           3,310,560
           Polymer Delivery Technology for Improved Drugs
  250,000  Locus Discovery, Series D. Pfd. (b)                                 1,000,000
           High Throughput Rational Drug Design
   42,000  Myriad Genetics (b)                                                   613,200
           Gene Discovery & Diagnostic Products
  154,231  SYRRX, Series C (b)                                                   539,809
           X-Ray Crystallography
----------------------------------------------------------------------------------------
                                                                               9,826,769

----------------------------------------------------------------------------------------
           MEDICAL EQUIPMENT-6.2%
  646,000  Steris (b)                                                         15,665,500
           Sterilization Devices
  219,000  Edwards Lifesciences (b)                                            5,577,930
           Heart Valves
  136,000  Orthofix International (b)                                          3,814,800
           Bone Fixation & Stimulation Devices
  338,000  Novoste (b)                                                         2,440,360
           Radiation Catheters for In-Stent Restenosis
  213,600  Visx (b)                                                            2,046,288
           Laser Eye Surgery
----------------------------------------------------------------------------------------
                                                                              29,544,878


See accompanying notes to financial statements.

                                       13



                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------

WANGER U.S. SMALLER COMPANIES
                                      STATEMENT OF INVESTMENTS DECEMBER 31, 2002
----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares

----------------------------------------------------------------------------------------
           MEDICAL SUPPLIES-0.4%
   60,700  Techne (b)                                                         $1,734,078
           Cytokines, Antibodies, Other Reagents For Life Sciences

----------------------------------------------------------------------------------------
           SERVICES-12.0%
  866,000  Lincare Holdings (b)                                               27,382,920
           Home Health Care Services
  873,000  First Health Group (b)                                             21,257,550
           PPO Network
  356,300  NDCHealth Group                                                     7,090,370
           Health Claims Processing & Drug Marketing Services
   44,000  Medquist (b)                                                          891,440
           Medical Transcription Services
----------------------------------------------------------------------------------------
                                                                              56,622,280

----------------------------------------------------------------------------------------
           HEALTH CARE-TOTAL                                                  97,728,005

           CONSUMER GOODS/SERVICES-13.7%
----------------------------------------------------------------------------------------
           RETAIL-3.0%
  172,000  Christopher & Banks (b)                                             3,569,000
           Specialty Women's Retailer at Moderate Price Levels
   99,000  Zale Corp (b)                                                       3,158,100
           Specialty Retailer of Jewelry
  143,000  Genesco (b)                                                         2,664,090
           Multi-Concept Branded Footwear Retailer
   80,500  Hot Topic (b)                                                       1,841,840
           Music Inspired Retailer of Apparel, Accessories & Gifts
  110,500  Aeropostale (b)                                                     1,167,985
           Mall Based Teen Retailer
   67,000  Borders (b)                                                         1,078,700
           Bookstores
  105,000  Gadzooks (b)                                                          493,500
           Teen Apparel Retailer
----------------------------------------------------------------------------------------
                                                                              13,973,215

----------------------------------------------------------------------------------------
           APPAREL-3.2%
  470,000  Steven Madden (b)                                                   8,492,900
           Wholesaler/Retailer of Fashion Footwear
  136,000  Coach (b)                                                           4,477,120
           Designer & Retailer of Branded Leather Accessories


----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares

----------------------------------------------------------------------------------------
           APPAREL-3.2% (CONT)
   39,480  Jones Apparel (b)                                                  $1,399,171
           Women's Apparel
  108,000  Skechers USA (b)                                                      916,920
           Footwear Designer & Marketer
----------------------------------------------------------------------------------------
                                                                              15,286,111

----------------------------------------------------------------------------------------
           ENTERTAINMENT-0.7%
   51,300  International Speedway Motors                                       1,912,977
           Largest Motorsport Racetrack Owner & Operator
   45,000  Speedway Motors                                                     1,160,100
           Motorsport Racetrack Owner & Operator
   80,000  Six Flags (b)                                                         456,800
           Worldwide Theme Park Operator
----------------------------------------------------------------------------------------
                                                                               3,529,877

----------------------------------------------------------------------------------------
           CASINOS-0.6%
  107,700  Monarch Casino & Resort (b)                                         1,478,721
           Casino/Hotel in Reno
   75,000  Alliance Gaming (b)                                                 1,277,250
           Diversified Gaming Company
----------------------------------------------------------------------------------------
                                                                               2,755,971

----------------------------------------------------------------------------------------
           TEXTILES-0.3%
   23,000  Mohawk Industries (b)                                               1,309,850
           Carpet & Flooring Manufacturer

----------------------------------------------------------------------------------------
           NON-DURABLES-0.5%
   47,000  Scotts Company (b)                                                  2,304,880
           Consumer Lawn & Garden Products

----------------------------------------------------------------------------------------
           TRAVEL-0.1%
  150,000  LaQuinta (b)                                                          660,000
           Owner/Franchiser of Mid-Priced Hotels

----------------------------------------------------------------------------------------
           CONSUMER SERVICES-5.3%
1,060,000  ITT Educational Services (b)                                       24,963,000
           Technology-oriented Post Secondary Degree Programs

----------------------------------------------------------------------------------------
           CONSUMER GOODS/SERVICES-TOTAL                                      64,782,904
----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                       14



                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------

WANGER U.S. SMALLER COMPANIES
                                      STATEMENT OF INVESTMENTS DECEMBER 31, 2002
----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares

           FINANCE-11.2%
----------------------------------------------------------------------------------------
           BANKS/SAVINGS & LOANS-2.9%
  128,500  Texas Regional Bancshares                                          $4,567,019
           TexMex Bank
  105,500  Chittenden                                                          2,688,140
           Vermont & Western Massachusetts Bank
   52,000  TCF Financial                                                       2,271,880
           Great Lakes Bank
   85,200  Anchor Bancorp Wisconsin                                            1,767,900
           Wisconsin Thrift
   40,000  Downey Financial                                                    1,560,000
           California Home Lender
   34,800  Peoples Bank Bridgeport                                               874,871
           Connecticut Savings & Loan
----------------------------------------------------------------------------------------
                                                                              13,729,810

----------------------------------------------------------------------------------------
           FINANCE COMPANIES-1.8%
  890,400  AmeriCredit (b)                                                     6,891,696
           Auto Lending
  232,000  World Acceptance (b)                                                1,765,520
           Personal Loans
----------------------------------------------------------------------------------------
                                                                               8,657,216

----------------------------------------------------------------------------------------
           INSURANCE-4.1%
   43,000  Markel (b)                                                          8,836,500
           Specialty Insurance
  287,000  HCC Insurance Holdings                                              7,060,200
           Aviation Insurance
   92,000  Leucadia National                                                   3,432,520
           Insurance Holding Company
----------------------------------------------------------------------------------------
                                                                              19,329,220

----------------------------------------------------------------------------------------
           MONEY MANAGEMENT-2.4%
  321,000  SEI Investments                                                     8,724,780
           Mutual Fund Administration
   60,900  Neuberger Berman                                                    2,039,541
           Major Asset Management Company
   24,800  BKF Capital Group (b)                                                 437,720
           Institutional Money Manager
----------------------------------------------------------------------------------------
                                                                              11,202,041

----------------------------------------------------------------------------------------
           FINANCE-TOTAL                                                      52,918,287


----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares

           INDUSTRIAL GOODS/SERVICES-6.2%
----------------------------------------------------------------------------------------
           INDUSTRIAL GOODS-0.8%
   98,000  Clarcor                                                            $3,162,460
           Mobile & Industrial Filters
   25,100  Mine Safety Appliances                                                809,475
           Safety Equipment
----------------------------------------------------------------------------------------
                                                                               3,971,935

----------------------------------------------------------------------------------------
           MACHINERY-0.9%
   58,100  Esco Technologies (b)                                               2,149,700
           Filtration & Test Equipment
   50,000  Ametek                                                              1,924,500
           Aerospace/Industrial Instruments
----------------------------------------------------------------------------------------
                                                                               4,074,200

----------------------------------------------------------------------------------------
           WATER-1.3%
  133,000  Cuno (b)                                                            4,404,960
           Filtration & Fluids Clarification
   70,000  Insituform Technologies (b)                                         1,193,500
           Water/Sewer Pipe Repair
   18,000  Osmonics (b)                                                          304,920
           Filtration & Fluids Clarification
----------------------------------------------------------------------------------------
                                                                               5,903,380

----------------------------------------------------------------------------------------
           CONSTRUCTION-0.2%
   30,000  Florida Rock Industries                                             1,141,500
           Concrete & Aggregates

----------------------------------------------------------------------------------------
           SPECIALTY CHEMICALS & INDUSTRIAL MATERIALS-0.6%
   95,000  Spartech                                                            1,959,850
           Plastics Distribution & Compounding
  100,000  NuCo2 (b)                                                             805,000
           Bulk CO2 Gas Distribution to Restaurants
----------------------------------------------------------------------------------------
                                                                               2,764,850

----------------------------------------------------------------------------------------
           LOGISTICS-0.4%
   59,600  Forward Air (b)                                                     1,156,836
           Freight Transportation Between Airports
  174,000  Hub Group (b)                                                         835,200
           Truck & Rail Freight Forwarder
----------------------------------------------------------------------------------------
                                                                               1,992,036

See accompanying notes to financial statements.

                                       15



                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------

WANGER U.S. SMALLER COMPANIES
                                      STATEMENT OF INVESTMENTS DECEMBER 31, 2002
----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares

----------------------------------------------------------------------------------------
           OTHER INDUSTRIAL SERVICES-2.0%
  412,100  Insurance Auto Auctions (b)                                        $6,836,739
           Auto Salvage Services
  125,000  Clark/Bardes Consulting (b)                                         2,406,250
           Executive Compensation & Benefits Consulting
----------------------------------------------------------------------------------------
                                                                               9,242,989

----------------------------------------------------------------------------------------
           INDUSTRIAL GOODS/SERVICES-TOTAL                                    29,090,890

           ENERGY/MINERALS-5.3%
----------------------------------------------------------------------------------------
           OIL/GAS PRODUCERS-1.0%
  185,000  Ultra Petroleum (Canada) (b)                                        1,831,500
           Natural Gas Producer
   30,000  Western Gas                                                         1,105,500
           Oil & Coal Seam Gas Producer
   20,000  Evergreen Resources (b)                                               897,000
           Coal Seam Gas Producer
   73,400  Southwestern Energy (b)                                               840,430
           Oil & Gas Exploration/Production
----------------------------------------------------------------------------------------
                                                                               4,674,430

----------------------------------------------------------------------------------------
           OIL SERVICES-1.5%
  941,000  Newpark Resources (b)                                               4,093,350
           Oilfield Fluid Management & Equipment Rental
  139,700  FMC Technologies (b)                                                2,854,071
           Deep Water Oil & Gas Well Head Manufacturer
----------------------------------------------------------------------------------------
                                                                               6,947,421

----------------------------------------------------------------------------------------
           DISTRIBUTION/MARKETING/REFINING-2.8%
  259,000  Equitable Resources                                                 9,075,360
           Natural Gas Utility & Producer
  168,000  Atmos Energy                                                        3,917,760
           Natural Gas Utility
  115,000  Aquila (b)                                                            418,600
           Electric Utility Holding Company
----------------------------------------------------------------------------------------
                                                                              13,411,720

----------------------------------------------------------------------------------------
           ENERGY/MINERALS-TOTAL                                              25,033,571


----------------------------------------------------------------------------------------
Principal Amount or                                                                Value
Number of Shares

           OTHER INDUSTRIES-2.3%
----------------------------------------------------------------------------------------
           REAL ESTATE-1.6%
152,000    Chelsea Property Group                                             $5,063,120
           Outlet Malls
 47,000    The Rouse Company                                                   1,489,900
           Regional Shopping Malls
 66,700    Crescent Real Estate Equities                                       1,109,887
           Class A Office Buildings
----------------------------------------------------------------------------------------
                                                                               7,662,907

----------------------------------------------------------------------------------------
           REGULATED UTILITIES-0.7%
175,000    Unisource Energy                                                    3,025,750
           Electric Utility in Arizona

----------------------------------------------------------------------------------------
           OTHER INDUSTRIES-TOTAL                                             10,688,657

TOTAL COMMON STOCKS (COST: $380,197,747)-91.6%                               432,053,254
----------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS-8.6%
----------------------------------------------------------------------------------------
$20,000,000 American Express Credit,
            1.350%, due 1/02/03                                               19,999,250
 20,393,000 Repurchase agreement with State
            Street Bank &Trust Co., dated 12/31/02,
            due 1/02/03 at 1.000%, collateralized by
            Federal Home Loan Bank Notes maturing
            1/16/04, market value $20,805,000
            (repurchase proceeds $20,394,133)                                 20,393,000
----------------------------------------------------------------------------------------
(AMORTIZED COST: $40,392,250)                                                 40,392,250

TOTAL INVESTMENTS (COST: $420,589,997)-100.2% (a)                            472,445,504
----------------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-(0.2%)                                   (719,510)
----------------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                       $471,725,994
========================================================================================

   NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2002, cost for federal income tax purposes is $420,972,121 and net unrealized depreciation was $51,473,383 consisting of gross unrealized appreciation of $113,327,724 and gross unrealized depreciation of $61,854,341.

(b)  Non-income producing security.

(c) On December 31, 2002, the fund held the following percentages of the outstanding voting shares of the companies listed below:

        RCM Technologies      7.10%

     The aggregate cost and value of these companies at December 31, 2002, was $5,475,000 and $2,944,000 respectively. Investments in affiliate companies represent 0.62% of total net assets at December 31, 2002. The change in unrealized gain(loss) in these companies amounted to $(595,000) during the year ended December 31, 2002. There was no other investment activity during the year.

See accompanying notes to financial statements.


                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------

WANGER INTERNATIONAL SMALL CAP
                                      STATEMENT OF INVESTMENTS DECEMBER 31, 2002
----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares

           COMMON STOCKS-95.1%

           EUROPE-56.6%
----------------------------------------------------------------------------------------
           GERMANY-8.3%
  123,000  Zapf Creation                                                      $3,294,405
           Toy Manufacturer
  125,000  DIS - Deutscher Industrie Services                                  2,005,638
           Temporary Employment
   43,574  Beru                                                                1,964,929
           Auto Parts & Electronics
  135,000  GFK                                                                 1,813,568
           Market Research Services
  150,000  Jenoptik                                                            1,541,588
           High Tech Construction & Electrical Components
   50,000  Rhoen-Klinikum                                                      1,432,524
           Hospital Management
  383,000  Takkt                                                               1,409,798
           Mail Order Retailer of Office Warehouse Durables
  112,000  Norddeutsche Affinerie                                              1,192,162
           Copper Smelter
   91,000  Hugo Boss Designs                                                     957,180
           Fashion Apparel
   50,000  Kali & Salz                                                           909,747
           Potash Products, Fertilizers, Salt & Waste Management
   80,000  Software AG                                                           755,903
           Database Software
   32,877  Pfeiffer Vacuum Technologies                                          659,221
           Vacuum Pump Manufacturer
----------------------------------------------------------------------------------------
                                                                              17,936,663

----------------------------------------------------------------------------------------
           DENMARK-0.8%
   24,500  Kobenhavns Lufthavne                                                1,763,797
           Copenhagen Airport Manager

----------------------------------------------------------------------------------------
           NORWAY-0.9%
  153,000  Ekornes                                                             1,853,235
           Recliners & Sofas

----------------------------------------------------------------------------------------
           NETHERLANDS-7.9%
   76,128  Fugro                                                               3,443,301
           Survey & GPS Services
   87,400  OPG Groep                                                           3,006,328
           Pharmaceutical Wholesaler & Retailer


----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares

           NETHERLANDS-7.9% (CONT)
  320,000  Hagemeyer                                                          $2,315,529
           B2B Distributor to Industrial & Construction End Markets
  141,000  Aalberts Industries                                                 2,188,426
           Flow Control & Heat Treatment
  161,000  IM Tech                                                             2,122,327
           Technical Engineering
   66,370  Hunter Douglas                                                      1,987,142
           Decorative Window Coverings
  174,548  United Services Goup                                                1,951,296
           Temporary Staffing Services
----------------------------------------------------------------------------------------
                                                                              17,014,349

----------------------------------------------------------------------------------------
           FINLAND-1.9%
   52,000  Amer Group                                                          1,903,180
           Branded Outdoor Sporting Goods
   32,000  Instrumentarium                                                     1,281,259
           Anesthesia & Critical Care Medical Equipment
   64,600  Jaakko Poyry                                                        1,016,190
           Engineering Consultants in Forestry, Energy
----------------------------------------------------------------------------------------
                                                                               4,200,629

----------------------------------------------------------------------------------------
           SWEDEN-3.4%
  152,800  Lindex                                                              2,987,808
           Ladies & Children's Wear
  144,500  Hexagon                                                             2,293,651
           Diversified Engineering
  202,000  Intrum Justitia (b)                                                   940,994
           Receivables Management & Debt Collection
   51,000  Perbio Science (b)                                                    580,745
           Consumables to Biotech/Pharmaceutical Industries
   34,500  Castellum                                                             484,127
           Office, Warehouse & Retail Property Company
----------------------------------------------------------------------------------------
                                                                               7,287,325

----------------------------------------------------------------------------------------
           FRANCE/BELGIUM-6.2%
   35,000  Bacou Dalloz (b)                                                    3,156,586
           Safety Equipment
  100,000  Rubis                                                               2,621,749
           Tank Storage & LPG Supplier


See accompanying notes to financial statements.

                                       17


                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------

WANGER INTERNATIONAL SMALL CAP
                                      STATEMENT OF INVESTMENTS DECEMBER 31, 2002
----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares

----------------------------------------------------------------------------------------
           FRANCE/BELGIUM-6.2% (CONT)
   75,500  Omega Pharma (Belgium)                                             $2,163,111
           OTC Products, Pharmacy & Dental Supplies
  120,000  Fininfo                                                             1,609,544
           Data Feeds for French Banks & Brokers
   16,000  Ipsos                                                                 947,185
           Market Research
   21,278  Cegedim                                                               914,883
           Medical Market Research
   43,417  Grandvision                                                           860,543
           European Eyeglass Retailer
   95,000  Cerep (b)                                                             816,937
           Health Care
   10,000  Camaieu                                                               377,532
           Women's Apparel Retailer
   38,342  Prosodie (b)                                                           24,126
           Automated Call Centers
----------------------------------------------------------------------------------------
                                                                              13,492,196

----------------------------------------------------------------------------------------
           UNITED KINGDOM/IRELAND-17.2%
  450,000  Expro International                                                 2,679,817
           Offshore Oil Field Services
  550,000  Spectris                                                            2,505,187
           Electronic Instruments & Controls
  150,000  French Connection                                                   2,259,738
           Clothing Wholesaler & Retailer
  300,000  Anglo Irish Bank (Ireland)                                          2,133,055
           Corporate Lending & Private Banking
  600,000  Weir Group                                                          2,047,284
           Manufacturer of Industrial Pumps & Valves
  160,000  Bloomsbury Publishing                                               1,685,468
           Publishing
1,050,000  Tullow Oil (b)                                                      1,662,090
           Oil & Gas Producer
  455,000  International Greetings                                             1,633,079
           Private Label Greeting Products
  405,000  Charles Taylor Group                                                1,629,619
           Insurance
  450,000  Hit Entertainment                                                   1,548,138
           Children's Television Shows


----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares

----------------------------------------------------------------------------------------
           UNITED KINGDOM/IRELAND-17.2% (CONT)
3,006,500  Waterford Wedgwood (Ireland)                                       $1,544,928
           Crystal, Tableware & Cookware
  300,000  Torex                                                               1,540,291
           Application Software for Hospital Management & Retail
  430,000  Nestor Healthcare Group                                             1,473,795
           Healthcare Staffing Solutions
  800,000  RPS Group                                                           1,422,798
           Environmental Consulting
  790,000  Care UK                                                             1,360,510
           Nursing Home & Psychiatric Care Facilities
  350,000  Grafton Group (Ireland)                                             1,321,361
           DIY & Wholesaling of Construction Materials
  300,000  Ricardo                                                             1,318,180
           Auto Engine Design
  200,000  Business Post Group                                                 1,251,772
           UK Parcel & Express Postal Service
  101,500  Arnotts (Ireland)                                                   1,234,739
           Department Store
  100,000  Xstrata (b)                                                         1,044,565
           Smelting
  250,000  SSL International                                                   1,031,086
           Medical & Footcare Products
  220,000  Umeco                                                                 966,666
           Aerospace Parts Distributor
  340,000  TDG Group                                                             824,949
           Logistics & Storage Company
2,000,000  Incepta Group                                                         510,854
           Business Information & Marketing Services
  106,900  Homestyle Group                                                       280,451
           Retailer of Curtains, Upholstery & Related Furniture
  120,000  Edinburgh Fund Managers                                               247,219
           Investment Management
----------------------------------------------------------------------------------------
                                                                              37,157,639

----------------------------------------------------------------------------------------
           ITALY-1.5%
   90,691  Amplifon                                                            1,609,221
           Hearing Aid Retailer
   65,000  Permasteelisa                                                       1,021,800
           Curtain Walls
  278,111  Ducati Motor (b)                                                      523,520
           Motorcycles & Related Merchandise
----------------------------------------------------------------------------------------
                                                                               3,154,541

See accompanying notes to financial statements.

                                       18


                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------

WANGER INTERNATIONAL SMALL CAP
                                      STATEMENT OF INVESTMENTS DECEMBER 31, 2002
----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares

----------------------------------------------------------------------------------------
           SPAIN/PORTUGAL-5.0%
  211,750  Zardoya Otis                                                       $2,786,880
           Elevator Maintenance & Service Provider
  200,000  Red Electrica                                                       2,021,893
           Power Grid
  115,000  Gamesa (b)                                                          1,882,573
           Wind Turbines
  356,000  Cortefiel                                                           1,624,016
           Apparel Retailer
  244,100  Abengoa                                                             1,433,530
           Engineering & Construction
   95,000  Prosegur                                                              966,377
           Security Guards
----------------------------------------------------------------------------------------
                                                                              10,715,269

----------------------------------------------------------------------------------------
           SWITZERLAND-3.5%
    8,000  Geberit International                                               2,302,075
           Plumbing Supplies
   10,200  Kaba Holdings                                                       1,895,308
           Building Security Systems
    8,000  Hiestand Holding                                                    1,850,915
           Bakery Goods
    3,409  Saia Burgess Electronics                                              838,016
           Electrical Components Manufacturing
    6,730  Feintool International                                                729,882
           Engineering & Machinery
    2,223  Bachem                                                                104,472
           Drug Manufacturer
----------------------------------------------------------------------------------------
                                                                               7,720,668

----------------------------------------------------------------------------------------
           EUROPE-TOTAL                                                      122,296,311

           ASIA-28.0%
----------------------------------------------------------------------------------------
           HONG KONG-7.1%
3,490,000  JCG Holding                                                         1,711,761
           Consumer Finance
6,200,000  Global Bio-Chem Technology Group                                    1,649,666
           Corn-Based Food Products


----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares

----------------------------------------------------------------------------------------
           HONG KONG-7.1% (CONT)
  500,000  Wing Hang Bank                                                     $1,599,656
           Consumer & Commercial Banking
2,000,000  Travelsky Technology                                                1,384,873
           Online Air Travel Bookings in China
7,000,000  Lerado Group                                                        1,122,003
           Baby Paraphernalia
4,116,000  Ngai Lik Industrial                                                 1,045,025
           China Based A/V Contract Manufacturer
3,800,000  Tingyi Holding                                                        986,722
           Instant Noodles
1,000,000  Techtronic Industries                                                 948,894
           Power Tool Manufacturer
2,714,000  Aeon Credit Service                                                   922,236
           Credit Card Issuer
2,250,000  Zhejiang Expressway                                                   865,546
           Toll Road Builder & Operator
2,874,000  Jiangsu Express                                                       847,619
           Toll Road Builder & Operator
1,500,000  Hainan Meilan Airport (b)                                             716,479
           Airport Operator
3,000,000  Linmark                                                               673,202
           Apparel/Hard Goods Sourcing Agent
1,768,000  Harbin Brewery (b)                                                    464,753
           China Brewery
1,295,000  China Oilfield Services (b)                                           315,507
           Offshore Oilfield Services
----------------------------------------------------------------------------------------
                                                                              15,253,942

----------------------------------------------------------------------------------------
           JAPAN-12.2%
   75,000  Fuji Seal                                                           3,479,707
           Packaging Materials & Machinery
   82,000  ARRK                                                                3,038,060
           Prototypes & Moulds
   70,000  Eneserve                                                            2,717,245
           In-house Power Generators
  230,000  NIFCO                                                               2,498,316
           Industrial Fasteners
   60,000  Drake Beam Morin                                                    2,202,762
           Employment Outplacement Services


See accompanying notes to financial statements.

                                       19

                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP

                                      STATEMENT OF INVESTMENTS DECEMBER 31, 2002

----------------------------------------------------------------------------------------
Number of                                                                         Shares
Value

----------------------------------------------------------------------------------------
           JAPAN-12.2% (CONT)
  825,000  OMC Card (b)                                                       $2,049,301
           Credit Cards
   50,000  Sugi Pharmacy                                                       1,844,055
           Drugstores
  220,000  Tenma                                                               1,796,901
           Molded Plastic Products
  185,000  Toyo Technica                                                       1,666,807
           Value Added Reseller of Imported Instrumentation
   75,000  C-Two Network                                                       1,588,287
           Discount Food Retailer
   63,000  Goldcrest                                                           1,392,514
           Developer/Seller of Apartments
   75,000  BML                                                                 1,376,726
           Clinical Testing
    4,000  Bellsystem 24                                                         780,397
           Call Centers
----------------------------------------------------------------------------------------
                                                                              26,431,078

----------------------------------------------------------------------------------------
           TAIWAN-3.3%
  525,000  ASE Test (b)                                                        2,100,000
           Semiconductor Packaging Manufacturer
2,460,000  Phoenixtec Power                                                    1,867,186
           Uninterruptable Power Supplies
  951,600  Advantech                                                           1,716,450
           Computer Based Industrial Automation
2,461,000  Chroma Ate                                                          1,484,413
           Test & Measurement Instruments
----------------------------------------------------------------------------------------
                                                                               7,168,049

----------------------------------------------------------------------------------------
           SINGAPORE-1.1%
1,000,000  Sembcorp Logistics                                                    905,082
           Logistic Services for Marine Transport
2,000,000  Comfort Group                                                         899,317
           Taxi Service
  500,000  Delgro                                                                619,722
           Bus & Taxi Service
----------------------------------------------------------------------------------------
                                                                               2,424,121



----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares

----------------------------------------------------------------------------------------
           THAILAND-0.4%
2,000,000  Thai Union Frozen Products                                           $787,949
           Canned Tuna Fish

----------------------------------------------------------------------------------------
           INDIA-1.1%
  160,000  Housing Development Finance                                         1,195,245
           Mortgage Loan Provider in India
  200,000  Hero Honda Motors                                                   1,132,013
           Motorcycle Manufacturer
----------------------------------------------------------------------------------------
                                                                               2,327,258

----------------------------------------------------------------------------------------
           SOUTH KOREA-2.8%
   52,505  Yuhan                                                               2,297,550
           Ethical Drug Producer
  130,000  S1 Corporation                                                      2,279,836
           Home/Business Security Services
  160,000  Samyoung Heat Exchange                                              1,591,838
           Power Plant Related Machinery
----------------------------------------------------------------------------------------
                                                                               6,169,224

----------------------------------------------------------------------------------------
           ASIA-TOTAL                                                         60,561,621

           LATIN AMERICA-1.2%
----------------------------------------------------------------------------------------
           MEXICO-1.0%
  750,000  Consorcio ARA (b)                                                   1,115,643
           Low/Medium Income House Builder
   90,000  Grupo Aeroportuario                                                 1,057,500
           Mexican Airport Authority
----------------------------------------------------------------------------------------
                                                                               2,173,143

----------------------------------------------------------------------------------------
           BRAZIL-0.2%
  182,700  Cia De Consessoes Rodoviaria (b)                                      381,915
           Brazilian Tollroads

----------------------------------------------------------------------------------------
           LATIN AMERICA-TOTAL                                                 2,555,058

           OTHER COUNTRIES-9.3%
----------------------------------------------------------------------------------------
           AUSTRALIA-1.7%
  400,000  Jupiters                                                            1,251,556
           Casino
  250,000  The Warehouse Group                                                   958,280
           Warehouse Club

See accompanying notes to financial statements.


                                       20



                                       Wanger Advisors Trust  2002 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP
                                      STATEMENT OF INVESTMENTS DECEMBER 31, 2002

----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares

----------------------------------------------------------------------------------------
           AUSTRALIA-1.7% (CONT)
  800,000  Computershare                                                        $832,870
           Financial Software/Services
  700,000  Goodman Fielder                                                       701,187
           Consumer Goods
----------------------------------------------------------------------------------------
                                                                               3,743,893

----------------------------------------------------------------------------------------
           CANADA-6.0%
  533,100  AltaGas Services                                                    3,236,329
           Natural Gas Gatherer & Processor
  300,000  Patheon (b)                                                         3,076,534
           Pharmaceuticals
1,330,000  Canadian 88 (b)                                                     2,138,507
           Natural Gas Producer
  135,000  Corus Entertainment (b)                                             1,619,453
           CATV Programming & Radio Stations
  120,000  Shawcor                                                             1,059,695
           Oil & Gas Pipeline Products
  199,998  Silent Witness (b)                                                    810,272
   99,999  Silent Witness Warrants (b)                                                --
           Security Camera Manufacturer
   75,000  Kingsway Financial (b)                                                649,965
           Auto & Specialty Insurance
   96,300  Descartes Systems Group (b)                                           295,661
           Logistics Software & Data Services
----------------------------------------------------------------------------------------
                                                                              12,886,416

----------------------------------------------------------------------------------------
           UNITED STATES-1.6%
  191,000  Central European Distribution (b)                                   3,535,410
           Spirits & Wine Distribution

----------------------------------------------------------------------------------------
           OTHER-TOTAL                                                        20,165,719

TOTAL COMMON STOCKS (COST: $234,359,392)-95.1%                               205,578,709
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Principal                                                                          Value
Amount

SHORT-TERM OBLIGATIONS-3.3%
----------------------------------------------------------------------------------------
$7,023,000 Repurchase agreement with
           State Street Bank &Trust Co.,
           dated 12/31/02 due 1/02/03 at
           1.000%, collateralized by Federal
           Home Loan Bank Notes maturing
           1/16/04, market value $7,165,000
           (repurchase proceeds $7,023,390)                                   $7,023,000
----------------------------------------------------------------------------------------
(AMORTIZED COST: $7,023,000)                                                   7,023,000

TOTAL INVESTMENTS (COST: $241,382,392)-98.4% (a)                             212,601,709
----------------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-1.6%                                    3,481,855
----------------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                       $216,083,564
========================================================================================


     NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2002, cost for federal income tax purposes is $241,450,992 and net unrealized depreciation was $28,849,283 consisting of gross unrealized appreciation of $21,178,750 and gross unrealized depreciation of $50,028,033.

(b)  Non-income producing security.

(c) At December 31, 2002, $72,747,728 or 33.7% of the Fund's net assets was denominated in the Euro currency.


See accompanying notes to financial statements.

                                       21


                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP
                                     PORTFOLIO DIVERSIFICATION DECEMBER 31, 2002

AT DECEMBER 31, 2002, THE FUND'S PORTFOLIO INVESTMENTS AS A
PERCENT OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:


                                Value       Percent
---------------------------------------------------
INFORMATION TECHNOLOGY
Business Information &
   Marketing Services      $7,084,346         3.3%
Instrumentation             6,466,679         3.0
Computer Hardware           3,583,636         1.6
Television Programming      3,167,591         1.5
Computer Services           2,455,174         1.1
Transaction Processors      2,217,743         1.0
Semiconductors and
   Related Equipment        2,100,000         1.0
Publishing                  1,685,468         0.8
Business Software           1,051,564         0.5
Contract Manufacturing      1,045,025         0.5
Internet Related               24,126         0.0
---------------------------------------------------
                           30,881,352        14.3

---------------------------------------------------
HEALTH CARE
Services                    9,380,470         4.3
Pharmaceuticals             6,405,170         3.0
Biotechnology/Drug
  Delivery                  1,502,154         0.7
Hospital Management         1,432,524         0.7
Medical Equipment           1,281,259         0.6
---------------------------------------------------
                           20,001,577         9.3

---------------------------------------------------
CONSUMER GOODS/SERVICES
Retail                     14,015,449         6.5
Durable Goods               7,723,505         3.6
Food                        5,976,439         2.8
Furniture and Textiles      3,840,377         1.8
Goods Distribution          3,535,410         1.6
Entertainment               3,294,405         1.5
Leisure Products            1,903,180         0.9
Non Durable Goods           1,633,079         0.8
Apparels                    1,630,382         0.7
Casinos                     1,251,556         0.6
Consumer Services           1,122,003         0.5
Beverage                      464,753         0.2
---------------------------------------------------
                           46,390,538        21.5






                                Value      Percent
--------------------------------------------------
FINANCE
Savings & Loans            $3,717,137         1.7%
Finance Companies           2,652,755         1.2
Insurance                   2,279,584         1.1
Banks                       2,133,055         1.0
Credit Cards                2,049,301         0.9
Money Management              247,219         0.1
--------------------------------------------------
                           13,079,051         6.0

--------------------------------------------------
INDUSTRIAL GOODS/SERVICES
Industrial Services        19,388,700         8.9
Industrial Materials       13,126,426         6.1
Machinery                   7,085,223         3.3
Outsourcing & Training
  Services                  6,932,550         3.2
Conglomerates               6,023,665         2.8
Construction                5,671,999         2.6
Electrical Components         838,016         0.4
--------------------------------------------------
                           59,066,579        27.3

--------------------------------------------------
ENERGY/MINERALS
Oil Services                7,498,320         3.5
Oil Refining/Marketing/
  Distribution              5,858,078         2.7
Independent Power           4,599,818         2.1
Oil/Gas Producers           3,800,597         1.8
Non-Ferrous Metals          2,236,727         1.0
--------------------------------------------------
                           23,993,540        11.1

--------------------------------------------------
OTHER
Transportation              7,151,895         3.3
Real Estate                 2,992,284         1.4
Regulated Utilities         2,021,893         0.9
--------------------------------------------------
                           12,166,072         5.6

--------------------------------------------------
TOTAL COMMON STOCKS AND
OTHER EQUITY-LIKE
SECURITIES                205,578,709        95.1

--------------------------------------------------
SHORT-TERM OBLIGATIONS      7,023,000         3.3

--------------------------------------------------
TOTAL INVESTMENTS         212,601,709        98.4

--------------------------------------------------
CASH AND OTHER ASSETS
LESS LIABILITIES            3,481,855         1.6
--------------------------------------------------
NET ASSETS               $216,083,564       100.0%

==================================================


See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------
WANGER TWENTY
                                      STATEMENT OF INVESTMENTS DECEMBER 31, 2002

----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares
           COMMON STOCKS-95.1%

           INFORMATION-29.4%
----------------------------------------------------------------------------------------
           TELEVISION PROGRAMMING-7.1%
  208,000  Liberty Media (b)                                                  $1,859,520
           CATV & Satellite Dish Programming

----------------------------------------------------------------------------------------
           BUSINESS INFORMATION/MARKETING
           SERVICES/PUBLISHING-3.2%
   20,000  Moody's                                                               825,800
           Ratings Service for Credit Obligations

----------------------------------------------------------------------------------------
           BUSINESS SOFTWARE-8.5%
   32,000  Synopsys (b)                                                        1,476,800
           Software for Designing Semiconductor Chips
   67,000  JD Edwards (b)                                                        755,760
           Mid Market ERP & Supply Chain Software
----------------------------------------------------------------------------------------
                                                                               2,232,560

----------------------------------------------------------------------------------------
           GAMING EQUIPMENT-6.4%
   22,000  International Game Technology (b)                                   1,670,240
           Slot Machines & Progressive Jackpots

----------------------------------------------------------------------------------------
           INSTRUMENTATION-4.2%
   30,000  Tektronix (b)                                                         545,700
           Analytical Instruments
   25,000  Waters (b)                                                            544,500
           Chromatography, Mass Spectrometry, Thermal Analysis
----------------------------------------------------------------------------------------
                                                                               1,090,200

----------------------------------------------------------------------------------------
           INFORMATION-TOTAL                                                   7,678,320

           HEALTH CARE-26.3%
----------------------------------------------------------------------------------------
           HOSPITAL/LABORATORY SUPPLIES-2.7%
   25,000  Techne (b)                                                            714,200
           Cytokines, Antibodies, Other Reagents For Life Sciences

----------------------------------------------------------------------------------------
           MEDICAL EQUIPMENT-8.0%
   40,000  Guidant (b)                                                         1,234,000
           Stents, Defibrillators & Other Cardiac Medical Devices
   20,000  Boston Scientific (b)                                                 850,400
           Stents & Catheters
----------------------------------------------------------------------------------------
                                                                               2,084,400
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares


----------------------------------------------------------------------------------------
           SERVICES-15.6%
   80,000  First Health (b)                                                   $1,948,000
           PPO Network
   70,000  IMS Health                                                          1,120,000
           Prescription Data to Pharmaceutical Industry
   32,000  Lincare Holdings (b)                                                1,011,840
           Home Health Care Services
----------------------------------------------------------------------------------------
                                                                               4,079,840

----------------------------------------------------------------------------------------
           HEALTH CARE-TOTAL                                                   6,878,440

           CONSUMER GOODS/SERVICES-13.2%
----------------------------------------------------------------------------------------
           ENTERTAINMENT-2.4%
   17,000  International Speedway Motors                                         633,930
           Largest Motorsport Racetrack Owner & Operator

----------------------------------------------------------------------------------------
           RETAIL-3.5%
   33,000  Costco (b)                                                            925,980
           Warehouse Superstores

----------------------------------------------------------------------------------------
           APPAREL-4.1%
   30,000  Jones Apparel (b)                                                   1,063,200
           Women's Apparel

----------------------------------------------------------------------------------------
           LEISURE VEHICLES-3.2%
   18,000  Harley-Davidson                                                       831,600
           Motorcycles & Related Merchandise

----------------------------------------------------------------------------------------
           CONSUMER GOODS/SERVICES-TOTAL                                       3,454,710

           FINANCE-20.2%
----------------------------------------------------------------------------------------
           MONEY MANAGEMENT-2.0%
   19,000  SEI Investments                                                       516,420
           Mutual Fund Administration

See accompanying notes to financial statements.

                                       23

                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------
WANGER TWENTY
                                       STATEMENT OF INVESTMENTS DECEMBER 31, 2002

----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares


----------------------------------------------------------------------------------------
           INSURANCE-8.4%
    7,000  Markel (b)                                                         $1,438,500
           Specialty Insurance
   23,000  Fidelity National Financial                                           755,090
           Title Insurance & Other Services
----------------------------------------------------------------------------------------
                                                                               2,193,590

----------------------------------------------------------------------------------------
           BANKS-9.8%
   30,000  TCF Financial                                                       1,310,700
           Great Lakes Bank
   37,000  Associated Banc-Corp                                                1,255,780
           Midwest Bank
----------------------------------------------------------------------------------------
                                                                               2,566,480

----------------------------------------------------------------------------------------
           FINANCE-TOTAL                                                       5,276,490

           INDUSTRIAL GOODS/SERVICES-6.0%
----------------------------------------------------------------------------------------
           LOGISTICS-6.0%
   48,000  Expeditors International of Washington                              1,567,200
           International Freight Forwarder

----------------------------------------------------------------------------------------
           INDUSTRIAL GOODS/SERVICES-TOTAL                                     1,567,200

TOTAL COMMON STOCKS (COST: $22,700,502)-95.1%                                 24,855,160
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Principal                                                                          Value
Amount


SHORT-TERM OBLIGATIONS-4.7%
----------------------------------------------------------------------------------------
$1,000,000 Toyota Motor Credit 1.10%, due 1/02/03                               $999,969
   228,000 Repurchase agreement with State
           Street Bank & Trust Co., dated 12/31/02,
           due 1/02/03 at 1.00%, collateralized by
           Federal Home Loan Bank Notes
           maturing 1/16/04, market value $235,000
           (repurchase proceeds $228,013)                                        228,000
----------------------------------------------------------------------------------------
(AMORTIZED COST: $1,227,969)                                                   1,227,969

TOTAL INVESTMENTS (COST: $23,928,471)-99.8%  (a)                              26,083,129
----------------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-0.2%                                       40,791
----------------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                        $26,123,920
----------------------------------------------------------------------------------------

     NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2002, cost for federal income tax purposes is the same and net unrealized appreciation was $2,154,658 consisting of gross unrealized appreciation of $3,427,545 and gross unrealized depreciation of $1,272,887.

(b)  Non-income producing security.



See accompanying notes to financial statements.

                                       24


                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY
                                      STATEMENT OF INVESTMENTS DECEMBER 31, 2002

----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares

           COMMON STOCKS-89.4%

           EUROPE-65.9%
----------------------------------------------------------------------------------------
           GERMANY-6.5%
   17,800  Rhoen-Klinikum                                                       $578,673
           Hospital Management
    4,900  Deutsche Boerse                                                       196,090
           Trading, Clearing & Settlement Services
           for Financial Markets
    2,200  Henkel                                                                139,696
           Chemicals, Detergents & Non-Food Consumer Brands
----------------------------------------------------------------------------------------
                                                                                 914,459

----------------------------------------------------------------------------------------
           DENMARK-1.9%
   10,000  Jyske Bank (b)                                                        271,028
           Retail & Corporate Banking

----------------------------------------------------------------------------------------
           NORWAY-6.8%
   33,650  Orkla                                                                 572,568
           Diversified Consumer Goods
   80,300  DNB Holding                                                           377,479
           Bank
----------------------------------------------------------------------------------------
                                                                                 950,047

----------------------------------------------------------------------------------------
           FRANCE-8.1%
   10,300  Neopost (b)                                                           331,609
           Postage Meter Machines
    4,000  Technip-Coflexip                                                      286,085
           Global Oil Engineering & Construction
    7,000  AGF                                                                   234,175
           Life & Health Insurance
    7,400  Euronext                                                              160,717
           Trading, Clearing & Settlement Services
           for Financial Markets
    3,200  Essilor International                                                 131,717
           Eyeglass Lenses
----------------------------------------------------------------------------------------
                                                                               1,144,303

----------------------------------------------------------------------------------------
           UNITED KINGDOM/IRELAND-26.9%
   50,000  Kerry Group (Ireland)                                                 668,546
           Specialty Food Ingredient Company
   40,000  Exel                                                                  442,934
           Global Freight Forwarding


----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares

----------------------------------------------------------------------------------------
           UNITED KINGDOM/IRELAND-26.9% (CONT)
   60,000  Anglo Irish Bank (Ireland)                                           $426,611
           Corporate Lending & Private Banking
   65,000  Compass Group                                                         345,238
           International Concession & Contract Caterer
   30,000  Standard Chartered                                                    340,892
           United Kingdom Bank
   35,000  Reed Elsevier                                                         299,689
           Scientific, Legal, Education & Business Publisher
   45,000  Bunzl                                                                 275,224
           Supplier of Business to Business Consumables
   25,000  Xstrata (b)                                                           261,141
           Diversified Mining Holding Company
   60,000  BG Group                                                              258,808
           Oil & Gas Producer
   20,000  Irish Life & Permanent (Ireland)                                      216,032
           Savings Products
   10,000  Cobham                                                                162,559
           Aerospace
   10,000  Smith & Nephew                                                         61,241
           Medical Equipment & Supplies
    2,000  Man Group                                                              28,553
           Hedge Fund Manager
----------------------------------------------------------------------------------------
                                                                               3,787,468

----------------------------------------------------------------------------------------
           SWITZERLAND-14.5%
    1,115  Synthes-Stratec                                                       683,624
           Products for Orthopedic Surgery
    2,850  Kaba Holdings                                                         529,571
           Building Security Systems
      850  Givaudan                                                              381,028
           Industrial Fragrances & Flavors
    1,200  Schindler                                                             233,823
           Elevator Manufacturer & Maintenance
      750  Geberit International                                                 215,820
           Plumbing Supplies
----------------------------------------------------------------------------------------
                                                                               2,043,866

----------------------------------------------------------------------------------------
           ITALY-1.2%
   21,000  Autogrill (b)                                                         163,408
           Restaurants & Catering for Travelers

----------------------------------------------------------------------------------------
           EUROPE-TOTAL                                                        9,274,579


See accompanying notes to financial statements.

                                       25


                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY
                                      STATEMENT OF INVESTMENTS DECEMBER 31, 2002

----------------------------------------------------------------------------------------
Number of                                                                          Value
Shares


           ASIA-12.1%
----------------------------------------------------------------------------------------
           HONG KONG-2.5%
  110,000  TVB                                                                  $346,988
           Television Programming & Broadcasting

----------------------------------------------------------------------------------------
           JAPAN-9.3%
    9,300  Oriental Land                                                         563,043
           Disney Theme Park Operator
    6,000  Orix                                                                  386,494
           Finance Leasing
   23,000  Terumo                                                                318,003
           Medical Supplies
      800  Nidec                                                                  49,848
           Hard Disk Drive Spindle Motor Manufacturer
----------------------------------------------------------------------------------------
                                                                               1,317,388

----------------------------------------------------------------------------------------
           SINGAPORE-0.3%
   40,000  Singapore Technical Engineering                                        38,048
           Defense Supplier

----------------------------------------------------------------------------------------
           ASIA-TOTAL                                                          1,702,424

           OTHER COUNTRIES-11.4%
----------------------------------------------------------------------------------------
           AUSTRALIA-3.4%
  150,000  Lion Nathan                                                           478,619
           Beer Brewer/Distributor
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Principal Amount or                                                                Value
Number of Shares



----------------------------------------------------------------------------------------
           CANADA-8.0%
   13,600  Talisman Energy                                                      $489,435
           Oil & Gas Producer
   15,000  Power Financial                                                       344,686
           Life Insurance & Mutual Funds
   25,000  Corus Entertainment (b)                                               299,899
           Television Programming & Radio Stations
----------------------------------------------------------------------------------------
                                                                               1,134,020

----------------------------------------------------------------------------------------
           OTHER-TOTAL                                                         1,612,639

TOTAL COMMON STOCKS (COST: $12,966,509)-89.4%                                 12,589,642
----------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS-10.1%
----------------------------------------------------------------------------------------
$1,425,000 Repurchase agreement with
           State Street Bank & Trust Co.,
           dated 12/31/02, due 1/02/03 at
           1.000%, collateralized by
           Federal Home Loan Bank
           Notes maturing 1/16/04,
           market value $1,455,000
           (repurchase proceeds $1,425,079)                                    1,425,000
----------------------------------------------------------------------------------------
(AMORTIZED COST: $1,425,000)                                                   1,425,000

TOTAL INVESTMENTS (COST: $14,391,509)-99.5% (a)                               14,014,642
----------------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-0.5%                                       68,166
----------------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                        $14,082,808
========================================================================================

     NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2002, cost for federal income tax purposes is $14,422,783 and net unrealized depreciation was $408,141 consisting of gross unrealized appreciation of $855,185 and gross unrealized depreciation of $1,263,326.

(b)  Non-income producing security.

(c) At December 31, 2002, $3,533,360 or 25.1% of the Fund's net assets were denominated in the Euro currency.


See accompanying notes to financial statements.

                                       26


                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY
                                     PORTFOLIO DIVERSIFICATION DECEMBER 31, 2002


AT DECEMBER 31, 2002, THE FUND'S PORTFOLIO INVESTMENTS AS A
PERCENT OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:


                                Value      Percent
--------------------------------------------------
INFORMATION TECHNOLOGY
Computer Related Hardware
Computer Hardware            $381,457         2.7%
--------------------------------------------------
                              381,457         2.7
Media
TV Broadcasting               346,988         2.5
TV Programming                299,899         2.1
--------------------------------------------------
                              646,887         4.6
Software and Services
Transaction Processors        356,807         2.6
Publishing                    299,689         2.1
--------------------------------------------------
                              656,496         4.7
--------------------------------------------------
                            1,684,840        12.0

--------------------------------------------------
HEALTH CARE
Medical Equipment             876,582         6.2
Hospital Management           578,673         4.1
Hospital/ Laboratory Supplies 318,003         2.3
--------------------------------------------------
                            1,773,258        12.6

--------------------------------------------------
CONSUMER GOODS/SERVICES
Food                        1,241,114         8.8
Entertainment                 563,043         4.0
Restaurants                   508,646         3.6
Beverage                      478,619         3.4
Nondurables                   139,696         1.0
--------------------------------------------------
                            2,931,118        20.8





                                Value      Percent
--------------------------------------------------
FINANCE
Banks                      $1,416,010        10.1%
Insurance                     450,207         3.2
Finance Companies             386,494         2.7
Money Management              373,239         2.7
--------------------------------------------------
                            2,625,950        18.7

--------------------------------------------------
INDUSTRIAL GOODS/SERVICES
Construction                  529,571         3.8
Speciality Chemicals          381,028         2.7
Outsourcing & Training
  Services                    275,224         2.0
Industrial Services           271,871         1.9
Industrial Materials          215,820         1.5
Electrical Components         162,559         1.1
-------------------------------------------------
                            1,836,073        13.0

-------------------------------------------------
ENERGY/MINERALS
Oil/Gas Producers             748,243         5.3
Oil Services                  286,085         2.0
Non-Ferrous Metals            261,141         1.9
-------------------------------------------------
                            1,295,469         9.2

-------------------------------------------------
OTHER
Transportation                442,934         3.1
-------------------------------------------------
                              442,934         3.1

-------------------------------------------------
TOTAL COMMON STOCKS        12,589,642        89.4

SHORT-TERM OBLIGATIONS      1,425,000        10.1
-------------------------------------------------

TOTAL INVESTMENTS          14,014,642        99.5
-------------------------------------------------

CASH AND OTHER ASSETS
LESS LIABILITIES               68,166         0.5
-------------------------------------------------
NET ASSETS                $14,082,808       100.0%

=================================================


See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------





                       This page intentionally left blank

                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------






                   WANGER ADVISORS FUNDS

                    > STATEMENTS OF ASSETS AND LIABILITIES

                    > STATEMENTS OF OPERATIONS

                    > STATEMENTS OF CHANGES IN NET ASSETS

                    > FINANCIAL HIGHLIGHTS

                    > NOTES TO FINANCIAL STATEMENTS


                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
                                                            WANGER        WANGER       WANGER       WANGER
                                                      U.S. SMALLER INTERNATIONAL       TWENTY      FOREIGN
                                                         COMPANIES     SMALL CAP                     FORTY
----------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost: Wanger U.S.              $472,445,504  $212,601,709  $26,083,129  $14,014,642
   Smaller Companies $420,589,997; Wanger
   International Small Cap $241,382,392;
   Wanger Twenty $23,928,471; Wanger Foreign
   Forty $14,391,509)
Cash                                                            10           804          808          616
Foreign currency (cost: Wanger International
   Small Cap $3,549,776; Wanger Foreign Forty $2,308)           --     3,564,497           --        2,310
Receivable for:
   Investments sold                                             --       243,000        3,333           --
   Fund shares sold                                        386,063       268,980       82,356      114,268
   Dividends and interest                                   67,901       299,524        1,146       36,308
Other assets                                                 8,121         2,931          119           10
----------------------------------------------------------------------------------------------------------
   Total Assets                                        472,907,599   216,981,445   26,170,891   14,168,154

LIABILITIES
Payable for:
   Investments purchased                                   125,919       368,108           --           --
   Fund shares repurchased                                 907,267       384,494       21,361       49,708
   Transfer agent fee                                        1,594         1,766        1,627        1,635
   Custody fee                                               3,406        54,019          687        5,937
   Reports to shareholders                                 109,104        61,508        2,620        5,629
   Legal and audit fee                                      27,000        23,709       11,363       11,214
   Foreign capital gains tax                                    --         3,105           --           --
   Other liabilities                                         7,315         1,172        9,313       11,223
----------------------------------------------------------------------------------------------------------
   Total Liabilities                                     1,181,605       897,881       46,971       85,346
----------------------------------------------------------------------------------------------------------
Net Assets                                            $471,725,994  $216,083,564  $26,123,920  $14,082,808
==========================================================================================================
COMPOSITION OF NET ASSETS
Paid in capital                                       $471,694,163  $336,194,212  $24,481,481  $21,739,027
Undistributed net investment income                         13,289       774,792           --       49,697
Accumulated net realized loss                          (51,836,965)  (92,135,543)    (512,219)  (7,331,728)
Net unrealized appreciation (depreciation) on:
   Investments                                          51,855,507   (28,780,683)   2,154,658     (376,867)
   Foreign currency transactions                                --        30,786           --        2,679
----------------------------------------------------------------------------------------------------------
Net Assets                                            $471,725,994  $216,083,564  $26,123,920  $14,082,808
==========================================================================================================
Fund shares outstanding                                 25,479,144    16,282,165    1,841,521    1,428,174
==========================================================================================================
Net asset value, offering price and redemption
  price per share                                     $      18.51  $      13.27  $     14.19  $      9.86
==========================================================================================================


See accompanying notes to financial statements.


                                       30


                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
                                                            WANGER        WANGER       WANGER       WANGER
                                                      U.S. SMALLER INTERNATIONAL       TWENTY      FOREIGN
                                                         COMPANIES     SMALL CAP                     FORTY
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income (net of foreign taxes of                $2,109,604    $4,220,702     $105,050     $249,783
   $527,368 for Wanger International Small Cap
   and $27,426 for Wanger Foreign Forty)
Interest income                                            763,710       240,419       28,798       20,037
----------------------------------------------------------------------------------------------------------
   Total investment income                               2,873,314     4,461,121      133,848      269,820

EXPENSES:
Management fees                                          4,624,010     2,867,268      227,389      150,207
Custody fees                                                20,970       243,388        4,451       32,194
Legal and audit fees                                       104,004        62,463       18,474       17,647
Reports to shareholders                                    319,198       132,066        7,343        8,791
Transfer agent fees                                         21,134        20,903       18,806       18,747
Trustees' fees                                              70,151        33,206        3,747        3,034
Other expenses                                              34,539        33,451        1,863        1,845
----------------------------------------------------------------------------------------------------------
   Total Expenses                                        5,194,006     3,392,745      282,073      232,465
Less custody fees paid indirectly                             (681)         (463)         (57)         (25)
Less expenses reimbursed by Advisor                             --            --           --      (14,574)
----------------------------------------------------------------------------------------------------------
   Net Expenses                                          5,193,325     3,392,282      282,016      217,866
----------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                         (2,320,011)    1,068,839     (148,168)      51,954
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   PORTFOLIO POSITIONS:
Net realized gain (loss) on:
   Investments                                         (17,795,068)  (29,132,085)     726,558   (2,981,319)
   Foreign currency transactions                                --      (249,204)          --       (1,450)
----------------------------------------------------------------------------------------------------------
       Net realized gain (loss)                        (17,795,068)  (29,381,289)     726,558   (2,982,769)
----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                         (74,506,422)   (4,123,273)  (2,604,955)     633,816
   Foreign currency transactions                                --       266,370           --        1,465
----------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation
         (depreciation)                                (74,506,422)   (3,856,903)  (2,604,955)     635,281
----------------------------------------------------------------------------------------------------------
       Net Loss                                        (92,301,490)  (33,238,192)  (1,878,397)  (2,347,488)
----------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Operations            $(94,621,501) $(32,169,353) $(2,026,565) $(2,295,534)
==========================================================================================================


See accompanying notes to financial statements.

                                       31

                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                          WANGER U.S. SMALLER COMPANIES              WANGER INTERNATIONAL SMALL CAP

                                                        Year ended           Year ended            Year ended            Year ended
INCREASE (DECREASE) IN NET ASSETS                December 31, 2002    December 31, 2001     December 31, 2002     December 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                           $(2,320,011)           $(884,329)           $1,068,839              $238,615
   Net realized gain (loss) on investments
     and foreign currency transactions                 (17,795,068)         (25,956,670)          (29,381,289)          (55,961,150)
   Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency transactions                     (74,506,422)          74,197,950            (3,856,903)           (1,436,144)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     resulting from operations                         (94,621,501)          47,356,951           (32,169,353)          (57,158,679)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                        --             (275,386)                   --                    --
   Net realized gain                                            --                   --                    --           (78,693,586)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                          --             (275,386)                   --           (78,693,586)

SHARE TRANSACTIONS:
   Subscriptions                                       140,977,765          108,000,641           334,085,769           517,577,408
   Distributions reinvested                                     --              275,386                    --            78,693,586
   Redemptions                                         (72,816,413)         (60,476,971)         (316,459,265)         (501,467,052)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase from Share Transactions                 68,161,352           47,799,056            17,626,504            94,803,942
------------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets             (26,460,149)          94,880,621           (14,542,849)          (41,048,323)
NET ASSETS:
   Beginning of period                                 498,186,143          403,305,522           230,626,413           271,674,736
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                      $471,725,994         $498,186,143          $216,083,564          $230,626,413
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME
   (ACCUMULATED NET INVESTMENT LOSS)                       $13,289                   --              $774,792              $(44,843)
====================================================================================================================================

                                                                            WANGER TWENTY                      WANGER FOREIGN FORTY

                                                          Year ended           Year ended           Year ended           Year ended
INCREASE (DECREASE) IN NET ASSETS                  December 31, 2002    December 31, 2001    December 31, 2002    December 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                               $(148,168)            $(54,495)             $51,954             $(32,650)
   Net realized gain (loss) on investments
     and foreign currency transactions                       726,558             (613,846)          (2,982,769)          (3,761,021)
   Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency transactions                        (2,604,955)           2,426,419              635,281             (860,223)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     resulting from operations                            (2,026,565)           1,758,078           (2,295,534)          (4,653,894)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          --                   --                   --              (20,439)
   Net realized gain                                              --                   --                   --           (1,311,409)
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                            --                   --                   --           (1,331,848)

SHARE TRANSACTIONS:
   Subscriptions                                          12,257,973           10,836,793           32,503,614           66,745,612
   Distributions reinvested                                       --                   --                   --            1,331,848
   Redemptions                                            (5,536,933)          (3,294,809)         (31,556,395)         (62,156,191)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase from Share Transactions                    6,721,040            7,541,984              947,219            5,921,269
-----------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                 4,694,475            9,300,062           (1,348,315)             (64,473)
NET ASSETS:
   Beginning of period                                    21,429,445           12,129,383           15,431,123           15,495,596
-----------------------------------------------------------------------------------------------------------------------------------
   End of period                                         $26,123,920          $21,429,445          $14,082,808          $15,431,123
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME
   (ACCUMULATED NET INVESTMENT LOSS)                              --                   --              $49,697                $(807)
===================================================================================================================================




See accompanying notes to financial statements.

                                     32-33


                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES                               FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING                                         Year Ended December 31,
THROUGHOUT EACH PERIOD                                          2002        2001        2000       1999        1998
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $22.25      $19.99      $24.88     $22.18      $21.46
-------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                               (0.10)      (0.04)       0.02       0.03       (0.05)
Net realized and unrealized gain (loss) on investments         (3.64)       2.31       (1.82)      4.79        1.93
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            (3.74)       2.27       (1.80)      4.82        1.88
-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                        --       (0.01)      (0.03)        --          --
From net realized capital gains                                   --          --       (3.06)     (2.12)      (1.16)
-------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                   --       (0.01)      (3.09)     (2.12)      (1.16)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $18.51      $22.25      $19.99     $24.88      $22.18
===================================================================================================================
Total Return (b)                                            (16.81)%      11.39%     (8.16)%     25.06%       8.68%
-------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                       1.05%(c)    0.99%       1.00%(c)   1.02%(c)    1.02%(c)
Net investment income (loss)                                 (0.47)%(c)  (0.20)%       0.07%(c)   0.14%(c)  (0.25)%(c)
Portfolio turnover rate                                          16%         18%         36%        35%         34%
Net assets, end of period (000's)                           $471,726    $498,186    $403,306   $390,709    $339,119


(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c)  The benefits derived from custody fees paid indirectly had no impact.



See accompanying notes to financial statements.


                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING                                         Year Ended December 31,
THROUGHOUT EACH PERIOD                                          2002        2001        2000       1999        1998
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $15.40      $28.53      $43.67     $19.62      $17.05
-------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                                0.07        0.02       (0.26)     (0.13)       0.03
Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                          (2.20)      (5.12)      (9.75)     24.52        2.76
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            (2.13)      (5.10)     (10.01)     24.39        2.79
-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                        --          --          --      (0.34)      (0.22)
From net realized gain and unrealized gain reportable
   for federal income taxes                                       --       (8.03)      (5.13)        --          --
-------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                   --       (8.03)      (5.13)     (0.34)      (0.22)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $13.27      $15.40      $28.53     $43.67      $19.62
===================================================================================================================
Total Return (b)                                            (13.83)%    (21.27)%    (27.84)%    126.37%      16.33%
-------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses (c)                                                   1.47%       1.43%       1.41%      1.49%       1.55%
Net investment income (loss) (c)                               0.46%       0.10%     (0.68)%    (0.49)%       0.16%
Portfolio turnover rate                                          54%         56%         67%        75%         56%
Net assets, end of period (000's)                           $216,084    $230,626    $271,675   $311,331    $141,253



--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c)  The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements.

                                       35


                                   Wanger Advisors Trust      2002 Annual Report

WANGER TWENTY                                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                                 February 1,
                                                                                1999 through
SELECTED DATA FOR A SHARE OUTSTANDING                Year Ended December 31,    December 31,
THROUGHOUT EACH PERIOD                               2002       2001        2000        1999
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $15.36     $14.08      $13.43      $10.00
--------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)                             (0.09)     (0.05)      (0.03)      (0.08)
Net realized and unrealized gain (loss)
   on investments                                   (1.08)      1.33        1.23        3.51
--------------------------------------------------------------------------------------------------
   Total from Investment Operations                 (1.17)      1.28        1.20        3.43
--------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized capital gains                        --         --       (0.55)         --
--------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders        --         --       (0.55)         --
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                     $14.19     $15.36      $14.08      $13.43
==================================================================================================
Total Return (b)                                  (7.62)%      9.09%       9.45%(c)   34.30%(c)(d)
--------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses                                            1.18%(e)   1.33%(e)    1.39%(f)    1.41%(f)(g)
Net investment loss                               (0.62)%(e) (0.34)%(e)  (0.24)%(f)  (0.77)%(f)(g)
Reimbursement                                          --         --       0.21%       0.71%(g)
Portfolio turnover rate                               45%        76%         86%        113%(g)
Net assets, end of period (000's)                 $26,124    $21,429     $12,129      $6,570




--------------------------------------------------------------------------------

(a) Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the Advisor not reimbursed a portion of its expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.35% and (0.20%), respectively, for the year ended December 31, 2000 and 1.35% and (0.71%), respectively, for the period ended December 31, 1999.

(g)  Annualized.



See accompanying notes to financial statements.

                                       36


                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY                                        FINANCIAL HIGHLIGHTS


                                                                                   February 1,
                                                                                  1999 through
SELECTED DATA FOR A SHARE OUTSTANDING                  Year Ended December 31,    December 31,
THROUGHOUT EACH PERIOD                               2002        2001       2000          1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $11.64      $17.29     $18.39        $10.00
----------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                     0.04       (0.03)     (0.04)        (0.01)
Net realized and unrealized gain (loss)
   on investments and
   foreign currency transactions                    (1.82)      (4.46)     (0.10)         8.40
----------------------------------------------------------------------------------------------------
   Total from Investment Operations                 (1.78)      (4.49)     (0.14)         8.39
----------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             --       (0.02)     (0.01)           --
From net realized capital gains                        --       (1.14)     (0.95)           --
----------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders        --       (1.16)     (0.96)           --
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $9.86      $11.64     $17.29        $18.39
====================================================================================================
Total Return (b)                                 (15.29)%(c) (26.61)%    (1.58)%(c)     83.90%(c)(d)
----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses                                            1.45%(e)    1.45%(e)   1.45%(e)      1.59%(f)(g)
Net investment income (loss)                        0.35%(e)  (0.20)%(e) (0.20)%(e)    (0.10)%(f)(g)
Reimbursement                                       0.10%          --      0.23%         1.86%(g)
Portfolio turnover rate                              113%         72%        96%           91%(g)
Net assets, end of period (000's)                 $14,083     $15,431    $15,496        $5,826



--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the Advisor not reimbursed a portion of expenses, total return would be reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.45% and 0.04%, respectively, for the period ended December 31, 1999.

(g)  Annualized.


See accompanying notes to financial statements.

                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS
Wanger U.S. Smaller Companies (known prior to May 1, 2002 as Wanger U.S. Small
Cap), Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty (the "Funds") are series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Investments are stated at fair value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees.

REPURCHASE AGREEMENTS
The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY TRANSLATIONS
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

CUSTODY FEES
Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

FEDERAL INCOME TAXES
The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.

3. FEDERAL TAX INFORMATION
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for; income from Real Estate Investment Trusts ("REITs"), deferral of losses from wash sales, foreign currency transactions, net operating losses, treatment of passive foreign investment company ("PFIC's") gains, capital loss carryforwards, non-deductible expenses and post-October losses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

   For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:


                   UNDISTRIBUTED       ACCUMULATED                  UNREALIZED
                  NET INVESTMENT      NET REALIZED     PAID-IN     APPRECIATION
                      INCOME             LOSS          CAPITAL    (DEPRECIATION)
                  --------------       -----------    ----------   ------------
Wanger U.S.
  Smaller
  Companies           $2,333,300       $    34,913   $(2,368,213)   $       --
Wanger
  International
  Small Cap             (249,204)       (1,517,720)           --     1,766,924
Wanger Twenty            148,168                --      (148,168)           --
Wanger Foreign
  Forty                   (1,450)           (8,935)           --        10,385

                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                       YEARS ENDED DECEMBER 31,
                                   2002                        2001
                          --------------------------------------------------
                          ORDINARY    LONG-TERM      ORDINARY     LONG-TERM
                           INCOME    CAPITAL GAIN     INCOME     CAPITAL GAIN
                          -----------------------    ------------------------
Wanger U.S. Smaller
  Companies                   --          --         $   275,386           --
Wanger International
  Small Cap                   --          --          25,006,153   53,687,433
Wanger Twenty                 --          --                  --           --
Wanger Foreign Forty          --          --             876,913      454,935

   As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                             UNDISTRIBUTED      UNDISTRIBUTED      UNREALIZED
                               ORDINARY          LONG-TERM       APPRECIATION/
                                 INCOME         CAPITAL GAINS    DEPRECIATION
                             -------------      -------------    -------------
Wanger U.S. Smaller
  Companies                    $     --               $--        $ 51,473,383
Wanger International
  Small Cap                     774,792                --         (28,818,497)
Wanger Twenty                        --                --           2,154,658
Wanger Foreign Forty             49,697                --            (405,462)

The difference between book-basis and tax-basis unrealized appreciation (depreciation), if applicable, is attributable primarily to the tax deferral of losses on certain securities (wash sales), recognition of unrealized gains on certain PFIC's and foreign currency transactions and return of capital on REITs.

   The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                             WANGER           WANGER
                          U.S. SMALLER    INTERNATIONAL
YEAR OF EXPIRATION          COMPANIES       SMALL CAP
                           -----------     -----------
2008                       $ 7,245,899     $        --
2009                        23,984,483      55,963,354
2010                        12,034,012      36,103,589
                           -----------     -----------
Total                      $43,264,394     $92,066,943

                             WANGER          WANGER
YEAR OF EXPIRATION           TWENTY      FOREIGN FORTY
                            --------     -------------
2009                        $512,219       $3,168,366
2010                              --        3,638,146
                            --------       ----------
Total                       $512,219       $6,806,512

   Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

   Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post-October losses were deferred to January 1, 2003 as follows:

Wanger U.S. Smaller Companies               $ 8,177,158
Wanger International Small Cap                       --
Wanger Twenty                                        --
Wanger Foreign Forty                            493,942

   Wanger International Small Cap and Wanger Foreign Forty Funds have elected to mark-to-market their investments in PFIC's for federal income tax purposes. Gains relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows:

                                            WANGER        WANGER
                                        INTERNATIONAL    FOREIGN
                                          SMALL CAP       FORTY
                                        -------------    -------
Cumulative unrealized appreciation
  on PFIC's recognized in prior years
  at December 31, 2001                   $ 1,766,924     $ 10,385
Unrealized appreciation on PFIC's
  recognized for federal income tax
  purposes during 2002                            --           --
Unrealized appreciation recognized in
  prior years on PFIC's sold during 2002  (1,766,924)     (10,385)
                                         -----------     --------
Cumulative unrealized appreciation on
  PFIC's carried forward at
  December 31, 2002                      $        --     $     --
                                         ===========     ========

4. TRANSACTIONS WITH AFFILIATES
The Funds' investment advisor, Liberty Wanger Asset Management, L.P., ("Liberty WAM") an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Fleet National Bank, which in turn is a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"), furnishes continuing investment supervision to each Fund and is responsible for overall management of each Fund's business affairs. Each Fund pays Liberty WAM a monthly advisory fee based upon average daily net assets at the following annual rates:

WANGER U.S. SMALLER COMPANIES
Average Daily Net Assets
   For the first $100 million   1.00%
   Next $150 million             .95%
   In excess of $250 million     .90%

WANGER INTERNATIONAL SMALL CAP
Average Daily Net Assets
   For the first $100 million   1.30%
   Next $150 million            1.20%
   In excess of $250 million    1.10%

                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

WANGER TWENTY
On average daily net assets      .95%

WANGER FOREIGN FORTY
On average daily net assets     1.00%

   The investment advisory agreement also provides that Liberty WAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed an annual percentage of average daily net assets.

                                     Year Ended
                              December 31, 2002
Wanger U.S. Smaller Companies             2.00%
Wanger International Small Cap            2.00%
Wanger Twenty                             1.35%
Wanger Foreign Forty                      1.45%

   Certain officers and trustees of the Trust are also officers of Liberty WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Liberty WAM. The Fund paid the following trustees' fees and expenses to trustees not affiliated with Liberty WAM:

                                     Year Ended
                              December 31, 2002
Wanger U.S. Smaller Companies           $70,151
Wanger International Small Cap           33,206
Wanger Twenty                             3,747
Wanger Foreign Forty                      3,034

   Liberty Funds Distributor, Inc. ("LFD") an indirect subsidiary of Fleet serves as the principal underwriter of the Trust and receives no compensation for its services.

   During the year ended December 31, 2002, the Funds engaged in purchases and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

                        PURCHASES         SALES
-----------------------------------------------
Wanger U.S. Smaller
   Companies           $       --    $       --
Wanger International
   Small Cap            2,448,735     8,277,631
Wanger Twenty              64,000            --
Wanger Foreign Forty      456,736        54,749

5. BORROWING ARRANGEMENTS
The Trust participates in a $150,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility for the year ended December 31, 2002.


6. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

WANGER U.S. SMALLER                Year ended           Year ended
COMPANIES                   December 31, 2002    December 31, 2001

Shares sold                         6,859,016            5,138,267
Shares issued in reinvestment
   of dividend and capital gain
   distributions                           --               14,578
------------------------------------------------------------------
                                    6,859,016            5,152,845
Less shares redeemed                3,775,228            2,930,905
------------------------------------------------------------------
Net increase in shares outstanding  3,083,788            2,221,940

WANGER INTERNATIONAL               Year ended           Year ended
SMALL CAP                   December 31, 2002    December 31, 2001

Shares sold                        22,143,427           30,073,056
Shares issued in reinvestment
   of capital gain
   distributions                           --            4,496,664
------------------------------------------------------------------
                                   22,143,427           34,569,720
Less shares redeemed               20,832,143           29,121,025
------------------------------------------------------------------
Net increase in shares outstanding  1,311,284            5,448,695

WANGER TWENTY                      Year ended           Year ended
                            December 31, 2002    December 31, 2001

Shares sold                           842,336              770,791
------------------------------------------------------------------
Less shares redeemed                  395,508              237,578
------------------------------------------------------------------
Net increase in shares outstanding    446,828              533,213

WANGER FOREIGN FORTY
                                   Year ended           Year ended
                            December 31, 2002    December 31, 2001

Shares sold                         3,006,672            5,410,460
Shares issued in reinvestment
   of dividend and capital gain
   distributions                           --              103,485
------------------------------------------------------------------
                                    3,006,672            5,513,945
Less shares redeemed                2,904,415            5,084,229
------------------------------------------------------------------
Net increase in shares outstanding    102,257              429,716

7. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2002 were:


                 ------------------------------------------------------------
                  WANGER U.S.          WANGER          WANGER          WANGER
                      SMALLER   INTERNATIONAL          TWENTY   FOREIGN FORTY
                    COMPANIES       SMALL CAP

PURCHASES        $141,924,308    $138,723,445     $16,528,788     $15,962,421
SALES              74,522,553     117,011,596      10,031,771      15,512,886

                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS


To the Board of Trustees and Shareholders of Wanger Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the statements of invest ments of Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Twenty and the Wanger Foreign Forty portfolios, comprising the Wanger Advisors Trust, as of December 31, 2002, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our respon sibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2002, by cor respon dence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presen tation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respec tive Funds of the Wanger Advisors Trust as of December 31, 2002, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Chicago, Illinois
February 7, 2003

                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST


The board of trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.
   The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below. Each trustee serves in such capacity for each of the four series of the Trust. Mr. Wanger also serves as a trustee for each of the six series of Liberty Acorn Trust.

NAME, POSITION(S) WITH    YEAR FIRST
 WANGER ADVISORS TRUST    ELECTED OR
      AND AGE AT         APPOINTED TO             PRINCIPAL OCCUPATION(S) DURING                           OTHER
    JANUARY 1, 2003         OFFICE                        PAST FIVE YEARS                               DIRECTORSHIPS
    --------------        ----------                    -------------------                             -------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF WANGER ADVISORS TRUST:
   Fred D. Hasselbring, 61,  1994         Retail industry, general project development and business          None.
   Trustee                                computer systems consultant; voice over specialist for
                                          industrial and institutional applications.

   P. Michael Phelps, 69,    1994         Retired since January 31, 1998; prior thereto, vice president      None.
   Trustee                                and corporate secretary, Morton International, Inc.

   Patricia H. Werhane, 67,  1998         Ruffin Professor of Business Ethics, Darden Graduate School        None.
   Trustee                                of Business Administration, University of Virginia, since 1993;
                                          Co-Director of the Olsson Center for Applied Ethics, Darden
                                          Graduate School of Business Administration, University
                                          of Virginia, since September 2001.
TRUSTEES WHO ARE AN INTERESTED PERSON OF WANGER ADVISORS TRUST:
   Ralph Wanger, 68,         1994         President, chief investment officer and portfolio manager,        Liberty
   Trustee and President*                 Liberty WAM since July 1992; president, Liberty Acorn Trust;      Acorn
                                          principal, WAM from July 1992 until September 29, 2000;           Trust.
                                          president, WAM Ltd. from July 1992 to September 29, 2000;
                                          president and director, WAM Acquisition GP, Inc. since
                                          September 29, 2000; director, Wanger Investment Company plc.
OFFICERS OF WANGER ADVISORS TRUST:
   J. Kevin Connaughton, 38, 2001         Treasurer of the Liberty Funds and of the Liberty All-Star Funds   None.
   Assistant Treasurer                    since December 2000 (formerly controller of the Liberty Funds and of the Liberty All-Star Funds from February 1998 to
                                          October 2000); treasurer of the Stein Roe Funds since
                                          February 2001 (formerly controller from May 2000 to
                                          February 2001); Treasurer of the Galaxy Funds since
                                          September 2002; senior vice president of Liberty Funds Group since January 2001 (formerly vice president of Colonial Management
                                          Associates since February 1998 to October 2000); senior tax manager,
                                          Coopers & Lybrand, LLP from April 1996 to January 1998.

   Kevin S. Jacobs, 41,      2001         Assistant vice president, Liberty Funds Group since                None.
   Assistant Secretary                    June 2000; senior legal product manager, First Union Corp.
                                          September 1999 to June 2000; prior thereto, senior legal
                                          product manager, Colonial Management Associates.

   Kenneth A. Kalina, 43,    1995         Chief financial officer, Liberty WAM since April 2000; assistant   None.
   Assistant Treasurer                    treasurer, Liberty Acorn Trust; fund controller, Liberty WAM since September 1995; director, New Americas Small Cap Fund.

                                       42


                                   Wanger Advisors Trust      2002 Annual Report
--------------------------------------------------------------------------------
NAME, POSITION(S) WITH    YEAR FIRST
WANGER ADVISORS TRUST     ELECTED OR
      AND AGE AT         APPOINTED TO             PRINCIPAL OCCUPATION(S) DURING                           OTHER
    JANUARY 1, 2003         OFFICE                      PAST FIVE YEARS                                 DIRECTORSHIPS
    --------------        ----------                  -------------------                               -------------
OFFICERS OF WANGER ADVISORS TRUST (CONTINUED):
   Bruce H. Lauer, 45,       1995         Chief operating officer, Liberty WAM since April 1995;             None.
                                          Vice President, Secretary principal, WAM from January 2000 to
                                          September 29, 2000; and Treasurer vice president, treasurer and secretary, Liberty Acorn Trust; director, Wanger Investment
                                          Company plc and New Americas Small Cap Fund.

   Jean Loewenberg, 57,      2002         General counsel, Columbia Management Group, Inc. since             None.
   Assistant Secretary                    December 2001; senior vice president since November 1996
                                          and assistant general counsel since September 2002,
                                          Fleet National Bank.

   Charles P. McQuaid, 49,   1994         Director of research, Liberty WAM since July 1992; principal,     Liberty
                                          Senior Vice President WAM from July 1995 to September 29, 2000;    Acorn
                                          trustee and senior vice president, Liberty Acorn Trust.            Trust.

   Robert A. Mohn, 41,       1997         Analyst and portfolio manager, Liberty WAM since August            None.
   Vice President                         1992; principal, WAM from 1995 to September 29, 2000; vice president, Liberty Acorn Trust.

   Todd Narter, 38,          2001         Analyst and portfolio manager, Liberty WAM since June 1997;        None.
   Vice President                         vice president, Liberty Acorn Trust.

   Christopher Olson, 38,    2001         Analyst and portfolio manager, Liberty WAM since January           None.
   Vice President                         2001; vice president, Liberty Acorn Trust; prior thereto,
                                          director and portfolio strategy analyst with UBS Asset
                                          Management/Brinson Partners.

   John H. Park, 35,         1998         Analyst and portfolio manager, Liberty WAM since July 1993;        None.
   Vice President                         principal, WAM from 1998 to September 29, 2000; vice
                                          president, Liberty Acorn Trust.

   Vincent P. Pietropaolo,   2001         Vice president and counsel, Liberty Funds Group since              None.
   37, Assistant Secretary                December 1999; Associate, Morgan Lewis & Bockius,
                                          October 1998 to December 1999; product manager, Putnam
                                          Investments from April 1997 to October 1998.

   Joseph Turo, 35,          2002         Assistant general counsel, Columbia Management Group, Inc.         None.
   Assistant Secretary                    since January 2002; senior counsel, Fleet National Bank since
                                          August 1997; prior thereto, associate, Ropes &Gray.

   Leah J. Zell, 53,         1994         Analyst, and portfolio manager, Liberty WAM since July 1992;       None.
   Vice President*                        vice president, Liberty Acorn Trust; director and managing member of trust committee, Chai Trust Company.

   The address for the trustees and officers of the Trust is Liberty Wanger
Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois
60606.

   Wanger's Statement of Additional Information includes additional information about Wanger's trustees and officers. You may obtain a free copy of the Statement of Additional Information, or request any other information and discuss your questions about us, by writing or calling toll-free:

         Liberty Wanger Asset Management, L.P.
         Shareholder Services Group
         227 West Monroe, Suite 3000
         Chicago, IL  60606
         (800) 4-WANGER (800-492-6437)
         www.wanger.com

* Mr. Wanger and Ms. Zell are married to each other.

Logo: Squirrel

TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
Liberty Funds Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

DISTRIBUTOR
Liberty Funds Distributor, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

INVESTMENT ADVISOR
Liberty Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-4-WANGER
(1-800-492-6437)

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, Illinois

INDEPEDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

WANGER ADVISORS TRUST










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